SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

LEXINGTON REALTY TRUST

 (Name of Registrant as Specified In Its Organizational Documents)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LEXINGTON REALTY TRUST

One Penn Plaza, Suite 4015

New York, New York 10119-4015

(212) 692-7200
____________

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2011

To the Shareholders of
Lexington Realty Trust:

The 2011 Annual Meeting of Shareholders of Lexington Realty Trust, a Maryland real estate investment trust, will be held at the New York offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 on Tuesday, May 17, 2011, at 10:00 a.m., Eastern time, for the following purposes:

(1)	to elect seven trustees to serve until the 2012 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;

(2)	to consider and vote upon a proposal to approve the Lexington Realty Trust 2011 Equity-Based Award Plan;

(3)	to consider and vote upon a resolution to approve, on an advisory, non-binding basis, the executive compensation of certain officers, as disclosed in the accompanying proxy statement;

(4)	to consider and vote on an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation;

(5)	to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(6)	to transact such other business as may properly come before the 2011 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Only holders of record at the close of business on March 18, 2011 are entitled to notice of and to vote at the 2011 Annual Meeting of Shareholders or any adjournment or postponement thereof.

By Order of the Board of Trustees,
/s/ Paul R. Wood
PAUL R. WOOD
Secretary
New York, New York
April 6, 2011

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2011 ANNUAL MEETING.  The proxy may be revoked by you at any time by written notice to the Company prior to its exercise.  Giving your proxy will not affect your right to vote in person if you attend the meeting and vote in person at such meeting.

LEXINGTON REALTY TRUST
One Penn Plaza, Suite 4015
New York, New York 10119-4015
(212) 692-7200

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2011

QUESTIONS AND ANSWERS

Why did I receive this proxy?

The Board of Trustees of Lexington Realty Trust, a Maryland real estate investment trust, is soliciting proxies to be voted at the 2011 Annual Meeting of Shareholders, which we refer to herein as the Annual Meeting.  The Annual Meeting will be held Tuesday, May 17, 2011, at 10:00 a.m. Eastern time at the New York offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.  This proxy statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.  You do not need to attend our Annual Meeting in person in order to have your shares voted at the Annual Meeting.

All references to the “Company,” “we,” “our” and “us” in this proxy statement mean Lexington Realty Trust.  All references to “Shareholder” and “you” refer to a holder of the beneficial interests, par value $0.0001 per share, of the Company, classified as common stock, which we refer to as common shares or shares, as of the close of business on Friday, March 18, 2011, which we refer to as the Record Date.

Why did I receive a Notice of Meeting and of Internet Availability of Proxy Materials?

Pursuant to certain rules adopted by the Securities and Exchange Commission, which we refer to as the SEC, we are making this proxy statement, the enclosed proxy card,  our Annual Report on Form 10-K for the year ended December 31, 2010, which we refer to as the Annual Report, available to our shareholders electronically via the Internet.  Accordingly, Shareholders received a Notice of Meeting and of Internet Availability of Proxy Materials, which we refer to as the Notice, which was or will be sent to shareholders on or about April 6, 2011 containing instructions on how to access this proxy statement and the Annual Report via the Internet and how to authorize a proxy to vote online.  If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy in the manner described in the Notice.  All shareholders will be able to access the proxy materials on a web site referred to in the Notice and this proxy statement and will be able to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge.  If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.  By participating in the e-proxy process, we will save money on the cost of printing and mailing documents to you and reduce the impact of the Annual Meeting on the environment.

Who is entitled to vote?

All Shareholders as of the close of business on the Record Date are entitled to vote at the Annual Meeting.  There was no other class of voting securities outstanding at the Record Date other than common shares.

What is the quorum for the Annual Meeting?

In order for any business to be conducted, the holders of a majority of the votes entitled to be cast at the Annual Meeting must be present, either in person or represented by proxy.  For the purpose of determining the presence of a quorum, abstentions (broker votes) and broker non-votes will be counted as present.  Broker votes occur when a broker or nominee who has not received voting instructions from the beneficial owner on a "routine" matter (as defined by the New York Stock Exchange, which we refer to as the NYSE) casts a discretionary vote.  In contrast, broker non-votes occur when a broker or nominee has not received voting instructions from the beneficial owner on a "non-routine" matter, as defined by the NYSE and, therefore, is not permitted under NYSE rules to cast a discretionary vote on that matter.  As of the Record Date, 147,084,327 common shares were issued and outstanding representing an equal number of votes entitled to be cast.

How many votes do I have?

Each common share outstanding on the Record Date is entitled to one vote on each item submitted for consideration.  If a Shareholder is a participant in our Direct Share Purchase Plan with BNY Mellon Shareowner Services, the proxy card enclosed herewith represents shares in the participant’s account, as well as shares held of record in the participant’s name as part of such plan.

How do I vote my shares that are held of record by me?

By Mail:	Complete, sign, date your proxy card and mail it in the postage-paid envelope.

In Person:	Vote at the Annual Meeting.

By Telephone:	Call toll-free 1-866-540-5760 and follow the instructions. You will be prompted for certain information that can be found on your proxy card.

Via Internet:	Log on to www.proxyvoting.com/lxp and follow the on-screen instructions. You will be prompted for certain information that can be found on your proxy card.

How do I vote my shares that are held by my broker?

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you.  Most brokers offer voting by mail, telephone and on the Internet.

What am I voting on?

You will be voting on the following proposals:

(1)	to elect seven trustees to serve until the 2012 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;

(2)	to consider and vote upon a proposal to approve the Lexington Realty Trust 2011 Equity-Based Award Plan;

(3)	to consider and vote upon a resolution to approve, on an advisory, non-binding basis, the executive compensation of certain officers, as disclosed in the accompanying proxy statement;

(4)	to consider and vote on an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation;

(5)	to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(6)	to transact such other business as may properly come before the 2011 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Will there be any other items of business on the agenda?

The Board of Trustees is not presently aware of any other items of business to be presented for a vote at the Annual Meeting other than the proposals noted above.  Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Joseph S. Bonventre and Paul R. Wood with respect to any other matters that might be brought before the meeting.

Why am I being asked to vote on executive compensation matters?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires us, as a public company, to seek non-binding advisory votes from our shareholders to approve (1) the compensation awarded to our named executive officers as disclosed in this proxy statement and (2) the frequency at which we will seek shareholder advisory votes on executive compensation.  These advisory votes are non-binding, but the Board of Trustees will consider our shareholders’ concerns and take them into account in future determinations concerning our executive compensation program.

How many votes are required to act on the proposals?

Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the common shares cast at the Annual Meeting will be sufficient for the election of a trustee and to approve the 2011 Equity-Based Award Plan, provided, that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal, the resolution to approve, on an advisory, non-binding basis, the executive compensation of certain officers, and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.  If you abstain or withhold votes or your shares are treated as broker non-votes, your abstention, withheld vote or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the election of trustees, the resolution to approve, on an advisory, non-binding basis, the executive compensation of certain officers, the recommendation for the frequency of future advisory votes on executive compensation or the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.  For purposes of the vote on the 2011 Equity-Based Award Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.  The option of one year, two years or three years that receives a majority of all the votes cast will be the frequency for the advisory vote on executive compensation that has been approved and recommended by Shareholders.  In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option recommended by Shareholders.

The advisory votes on (1) executive compensation and (2) the frequency of future non-binding advisory votes on executive compensation are non-binding and, if approved, would serve only as recommendations to the Board of Trustees.

What happens if I authorize my proxy without voting on all proposals?

When you return a properly executed proxy card or authorize your proxy telephonically or by the Internet, we will vote the shares that the proxy card or authorization represents in accordance with your directions.  If you return the signed proxy card with no direction on a proposal, we will vote your proxy in favor of (FOR) each of the nominees for trustee and in favor of (FOR) Proposals No. 2, No. 3, No. 5 and for a frequency vote of 1 year and will vote in the discretion of the proxy holder on any other matter that properly comes before the Annual Meeting.

What if I want to change my vote after I return my proxy?

You may revoke your proxy at any time before its exercise by:

(1)	delivering written notice of revocation to our Secretary, Paul R. Wood, at c/o Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015;

(2)	submitting to us a duly executed proxy card bearing a later date;

(3)	authorizing a proxy via the Internet or by telephone at a later date; or

(4)	appearing at the Annual Meeting and voting in person;

provided, however, that no such revocation under clause (1) or (2) shall be effective until written notice of revocation or a later dated proxy card is received by Paul R. Wood, our Secretary, at or before the Annual Meeting, and no such revocation under clause (3) shall be effective unless received on or before 11:59 p.m., Eastern time, on May 16, 2011.

Attendance at our Annual Meeting will not constitute a revocation of a proxy unless you affirmatively indicate at our Annual Meeting that you intend to vote your shares in person by completing and delivering a written ballot.

Will anyone contact me regarding this vote?

It is contemplated that brokerage houses will forward the proxy materials to Shareholders at our request.  In addition to the solicitation of proxies by use of the mails, our trustees, officers and regular employees may solicit proxies by telephone, facsimile, e-mail, or personal interviews without additional compensation.  We have also retained Laurel Hill, an outside proxy solicitation firm, in connection with the Annual Meeting.  We have agreed to pay Laurel Hill $8,500 for its services, but we may pay additional fees and engage additional paid proxy solicitors.

Who has paid for this proxy solicitation?

We will bear the cost of preparing, printing, assembling and mailing the proxy card, proxy statement and other materials that may be sent to Shareholders in connection with this solicitation.  We may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

How do I submit a proposal for the 2012 Annual Meeting of Shareholders?

In order to be eligible for inclusion in our proxy materials for the 2012 Annual Meeting of Shareholders, or otherwise presented at the 2012 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our principal executive office located at One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Paul R. Wood, Secretary, no later than December 8, 2011.  Any such proposals shall be subject to the terms of our bylaws and the requirements of the proxy rules adopted by the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

Our Board of Trustees will review any shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2012 Annual Meeting of Shareholders.  In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before 60 days prior to the 2012 Annual Meeting of Shareholders, and also retain such authority under certain other circumstances.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers.  Please complete and return all proxy cards to ensure that all your shares are voted.

Can I find additional information on the Company’s web site?

Yes.  Our web site is located at www.lxp.com.  Although the information contained on our web site is not part of this proxy statement, you can view additional information on the web site, such as our code of business conduct and ethics, corporate governance guidelines, charters of board committees and reports that we file and furnish with the SEC.  Copies of our code of business conduct and ethics, corporate governance guidelines and charters of board committees also may be obtained by written request addressed to Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 17, 2011 – This proxy statement and the Annual Report to Shareholders are available at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=103128&GKP=202728.

We have elected to provide access to our proxy materials to our shareholders on the Internet.  Accordingly, a Notice of Meeting and Internet Availability of Proxy Materials was mailed on or about April 6, 2011 to our shareholders of record as of March 18, 2011.  If you have not received a copy of the Notice of Meeting and Internet Availability of Proxy Materials or you wish to receive a hard copy of the proxy materials and you are a record holder of our common shares, please contact our transfer agent, BNY Mellon Shareowner Services (1) by telephone at 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688), (2) by e-mail to shrrelations@bnymellon.com, or (3) over the internet at http://bnymellon.mobular.net/bnymellon/lxp.  If you are not a record holder of our common shares, please contact your broker.

SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS, TRUSTEES
AND EXECUTIVE OFFICERS

The following table indicates, as of the close of business on March 18, 2011, (a) the number of common shares beneficially owned by each person known by us to own in excess of five percent of the outstanding common shares, and (b) the percentage such shares represent of the total outstanding common shares.  All shares were owned directly on such date with sole voting and investment power unless otherwise indicated, calculated as set forth in footnote 1 to the table.

Name of Beneficial Owner	Beneficial Ownership of Common Shares (1)	Percentage of Class
Vornado Realty Trust (2)	18,468,969	12.6%
The Vanguard Group, Inc. (3)	14,869,637	10.1%
BlackRock, Inc. (4)	11,939,625	8.1%
___________________________________
(1)           For purposes of this table, a person is deemed to beneficially own any common shares as of a given date which such person owns or has the right to acquire within 60 days after such date.

(2)           Based on information provided by Vornado Realty Trust, which we refer to as Vornado.  Vornado’s wholly-owned subsidiaries, Vornado Realty L.P., Vornado Newkirk LLC, VNK L.L.C. and Vornado LXP LLC, own 7,009,900, 1,359,684, 950,437 and 9,148,948 common shares, respectively.  Vornado is located at 888 Seventh Avenue, New York, New York 10019 and Vornado Realty L.P. is located at 210 Route 4 East, Paramus, New Jersey 07652.

(3)           Based on information contained in a Schedule 13G/A filed with the SEC on March 10, 2011.  According to such Schedule 13G/A, The Vanguard Group, Inc. has sole dispositive power of 14,684,141 common shares, and sole voting power and shared dispositive power of 185,496 common shares held by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc.  The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)           Based on information contained in a Schedule 13G/A filed with the SEC on February 7, 2011.  According to such Schedule 13G/A, BlackRock, Inc., together with BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Fund Managers Limited, BlackRock Asset Management Ireland Limited and BlackRock International Limited, collectively have sole dispositive and sole voting power over 11,939,625 common shares.  The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

The following table indicates, as of the close of business on March 18, 2011, (a) the number of common shares beneficially owned by each trustee and each executive officer and named executive officer, and by all trustees and executive/named executive officers as a group, and (b) the percentage such shares represent of the total outstanding common shares.  All shares were owned directly on such date with sole voting and investment power unless otherwise indicated, calculated as set forth in footnotes 1 and 2 to the table.  The address for each trustee and executive/named executive officer listed below is c/o Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, NY 10119-4015.

Name of Beneficial Owner	Beneficial Ownership of Common Shares (1)		Percentage of Class (2)
E. Robert Roskind	2,605,608	(3)	1.8%
Richard J. Rouse	694,971	(4)	*
T. Wilson Eglin	547,601	(5)	*
Patrick Carroll	455,290	(6)	*
Paul R. Wood	37,544	(7)	*
Joseph S. Bonventre	134,584	(8)	*
Clifford Broser	42,151	(9)	*
James Grosfeld	58,597		*
Harold First	42,699		*
Richard S. Frary	45,851		*
Kevin W. Lynch	90,225		*
All trustees and executive/named executive officers as a group (11 persons)	4,755,121		3.2%
___________________________________
*             Represents beneficial ownership of less than 1.0%

(1)           For purposes of this table, a person is deemed to beneficially own any common shares as of a given date which such person owns or has the right to acquire within 60 days after such date.

(2)           For purposes of computing the percentage of outstanding shares held by each beneficial owner named above on a given date, any security (including, without limitation, limited partnership units redeemable into common shares) owned by such person or persons is included in the total number of outstanding common shares but is not included in the total number of outstanding common shares for the purpose of computing the percentage ownership of any other beneficial owner (with the exception of determining the percentage owned by all trustees and executive officers as a group).

(3)           Includes (i) 1,474,296 limited partnership units held directly by Mr. Roskind or indirectly by Mr. Roskind through his wife and entities controlled by Mr. Roskind (which Mr. Roskind disclaims beneficial ownership of except to the extent of his pecuniary interest), in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P., each of which is one of our operating partnership subsidiaries, which are currently exchangeable for 1,660,057 common shares, (ii) 407,309 common shares held directly by Mr. Roskind, (iii) 139,561 common shares underlying common share options which are currently exercisable and/or are exercisable within the next 60 days, (iv) 109,302 common shares held by Mr. Roskind which are subject to performance or time-based vesting requirements, (v) 167,843 common shares held in trust in which Mr. Roskind is a beneficiary, (vi) 60,729 common shares owned of record by The LCP Group, L.P., and (vii) 60,807 common shares held by Mr. Roskind’s wife, which Mr. Roskind disclaims beneficial ownership of except to the extent of his pecuniary interest.  A portion of the common shares held by Mr. Roskind, his wife and entities controlled by Mr. Roskind are held in margin accounts.

(4)           Includes (i) 356,673 common shares held directly by Mr. Rouse, (ii) 86,295 common shares underlying common share options which are currently exercisable and/or are exercisable within the next 60 days, (iii) 128,779 common shares held by Mr. Rouse which are subject to performance or time-based vesting requirements, and (iv) 123,224 common shares held in trust in which Mr. Rouse is a beneficiary.  A portion of Mr. Rouse’s common shares are held in margin accounts.

(5)           Includes (i) 235,667 common shares held directly by Mr. Eglin, (ii) 181,071 common shares held by Mr. Eglin which are subject to performance or time-based vesting requirements, and (iii) 130,863 common shares held in trust in which Mr. Eglin is a beneficiary.

(6)           Includes (i) 103,476 common shares held directly by Mr. Carroll directly or as custodian, (ii) 33,000 common shares underlying common share options which are currently exercisable and/or are exercisable within the next 60 days, (iii) 108,553 common shares held by Mr. Carroll which are subject to performance or time-based vesting requirements, and (iv) 210,261 common shares owned of record by Mr. Carroll’s wife, which Mr. Carroll disclaims beneficial ownership of.

(7)           Includes (i) 27,190 common shares held directly by Mr. Wood, (ii) 1,300 common shares underlying common share options which are currently exercisable and/or are exercisable within the next 60 days, (iii) 3,454 common shares held by Mr. Wood which are subject to time-based vesting requirements, and (iv) 5,600 common shares held in trust in which Mr. Wood is a beneficiary.

(8)           Includes (i) 12,636 common shares held directly by Mr. Bonventre, (ii) 70,653 common shares underlying common share options which are currently exercisable and/or are exercisable within the next 60 days, and (iii) 51,295 common shares held directly by Mr. Bonventre which are subject to performance or time-based vesting requirements.

(9)           Does not include shares held by Vornado Realty Trust or its affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our trustees, executive officers and beneficial owners of more than 10 percent of the total outstanding common shares to file initial reports of ownership and reports of changes in ownership of common shares and other equity securities with the SEC and the NYSE.  Trustees, executive officers and beneficial owners of more than 10 percent of the total outstanding common shares are required to furnish us with copies of all Section 16(a) forms they file.  Based on a review of the copies of such reports furnished to us and written representations from our trustees and executive officers, we believe that during the 2010 fiscal year our trustees, executive officers and beneficial owners of more than 10 percent of the total outstanding common shares complied with all Section 16(a) filing requirements applicable to them, with the exception of one late filing by each of T. Wilson Eglin, Patrick Carroll, E. Robert Roskind, Richard J. Rouse and Paul R. Wood which was required to be filed by January 12, 2010, but was filed on February 19, 2010.

PROPOSAL NO. 1

ELECTION OF TRUSTEES

Board of Trustees

Our Board of Trustees currently consists of seven trustees.  Carl D. Glickman, a former trustee, is a Trustee Emeritus.  Our current seven trustees are nominated to be elected at the Annual Meeting with respect to which this proxy statement is being distributed.  Election of our trustees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

The seven nominees for trustee are E. Robert Roskind, T. Wilson Eglin, Clifford Broser, Harold First, Richard S. Frary, James Grosfeld and Kevin W. Lynch.  Each nominee has consented to being named in this proxy statement and to serve if elected.  Background information relating to the nominees for election appears below.

The enclosed proxy, if properly completed, signed, dated and returned, and any proxy properly authorized via Internet or telephone, unless withheld or a contrary vote is indicated, will be voted FOR the election of these seven nominees.  In the event any such nominee becomes unavailable for election, votes will be cast, pursuant to authority granted by the proxy, for such substitute nominee as may be designated by our Board of Trustees.  All trustees serve until our 2012 Annual Meeting of Shareholders or their earlier resignation or removal and until their respective successors, if any, are elected and qualify.

The following information relates to the nominees for election as our trustees:

Name	Business Experience

E. ROBERT ROSKIND Age 66
Mr. Roskind, our Chairman since March 2008, previously served as Co-Vice Chairman from December 2006 to March 2008, Chairman from October 1993 to December 2006 and Co-Chief Executive Officer from October 1993 to January 2003.  He founded The LCP Group, L.P., a real estate advisory firm, in 1973 and has been its Chairman since 1976.  Mr. Roskind also serves as Chairman of Crescent Hotels and Resorts and as a member of the Board of Directors of LCP REIT Advisors, the external advisor to LCP Investment Corporation, a Japanese real estate investment trust listed on the Tokyo Stock Exchange.  As our Chairman and our founder, Mr. Roskind brings vast experience in net-lease real estate investing to our Board of Trustees.

T. WILSON EGLIN Age 46
Mr. Eglin has served as our Chief Executive Officer since January 2003, our President since April 1996 and as a trustee since May 1994.  He served as one of our Executive Vice Presidents from October 1993 to April 1996 and our Chief Operating Officer from October 1993 to December 31, 2010.  Mr. Eglin’s role as our Chief Executive Officer and his extensive experience in net-lease investing and operations and capital markets are primary among the many reasons why Mr. Eglin serves on our Board of Trustees.

CLIFFORD BROSER Age 50
Mr. Broser has served as a trustee since December 31, 2006.  Mr. Broser has been associated with Vornado, a diversified real estate investment trust, or REIT, since 1989.  Since 1997, Mr. Broser has been a senior vice president in Vornado’s acquisitions and capital markets group.  Mr. Broser previously served on the board of directors of Newkirk Realty Trust, Inc. and has served on the board of directors of Sterling Suffolk Racecourse, LLC. Mr. Broser’s knowledge of the assets acquired in our merger with Newkirk Realty Trust, Inc., general real estate investment knowledge and relationship with our largest shareholder are primary among the many reasons why Mr. Broser serves on our Board of Trustees.

HAROLD FIRST Age 74
Mr. First has served as a trustee since November 26, 2007.  Mr. First has been a financial consultant since 1993.  From December 1990 through January 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp., a privately held holding company.  Mr. First is currently a director and chairman of the audit committee of American Railcar Industries, Inc. (NASDAQ: ARII) and XO Holdings, Inc., and a director of WestPoint International, Inc.  Mr. First has served as a director of numerous public and private companies, including Panaco, Inc., GB Holdings Inc. (Sands Casino) and Newkirk Realty Trust, Inc.  Mr. First is a certified public accountant.  Mr. First’s extensive public accounting experience, including knowledge of generally accepted accounting principles and public company reporting requirements, and experience as a director and audit committee chair for numerous companies, including real estate investment companies, are primary among the many reasons why Mr. First serves on our Board of Trustees.

RICHARD S. FRARY Age 63
Mr. Frary has served as a trustee since December 31, 2006.  Mr. Frary has been the founding partner and majority shareholder of Tallwood Associates, Inc., a private real estate investment firm, since 1990 and a partner of Brookwood Financial Partners, L.P., a private equity firm that acquires real estate and invests in private companies, since 1993.  He serves as a director of Nexus Research, Inc. and The Johns Hopkins University, where he is Vice Chairman and serves on the Executive Committee.  Mr. Frary previously served on the board of directors of Tarragon Corporation and Newkirk Realty Trust, Inc., both publicly traded real estate investment trusts and Beresford Inc., a real estate investment company.  Mr. Frary’s extensive real estate investment and corporate finance experience and knowledge of the assets acquired in our merger with Newkirk Realty Trust, Inc. are primary among the many reasons why Mr. Frary serves on our Board of Trustees.

JAMES GROSFELD Age 73
Mr. Grosfeld has served as a trustee since November 2003.  He also serves as a director of BlackRock, Inc.  He has served on the advisory board of the Federal National Mortgage Association and as director of Copart, Inc., Interstate Bakeries Corporation, Addington Resources, Ramco-Gershenson Properties Trust and BlackRock Investors.  He was chairman and chief executive officer of Pulte Home Corporation from 1974 to 1990.  Mr. Grosfeld’s extensive experience in corporate finance and his experience serving on numerous other public and private boards of directors are primary among the many reasons why he serves on our Board of Trustees.

KEVIN W. LYNCH Age 58
Mr. Lynch has served as a trustee from May 2003 to the present and from May 1996 to May 2000.  Mr. Lynch co-founded and has been a principal of The Townsend Group, a real estate consulting firm, since 1983.  Mr. Lynch is a member of the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries.  Since 1994, Mr. Lynch has been a director of First Industrial Realty Trust (NYSE:FR) and is currently chairman of its corporate governance and nominating committee.  Mr. Lynch is also currently on the advisory board for the U.S. Institutional Real Estate Letter.  Mr. Lynch’s extensive real estate consulting experience and experience within the real estate industry are primary among the many reasons why he serves on our Board of Trustees.

Required Vote and Recommendation

Election of each trustee requires the affirmative vote of a majority of the votes cast for each nominee at the Annual Meeting.

The Board of Trustees recommends that Shareholders vote FOR each nominee.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Trustees

Our Board of Trustees held six meetings during the fiscal year ended December 31, 2010.  Each trustee attended at least 75% of the aggregate of the total number of meetings of our Board of Trustees and all committees of the Board of Trustees on which he served.

Our Board of Trustees has determined that a majority of our trustees are “independent” as defined by the applicable listing standards of the NYSE.

We expect all trustees to attend each annual meeting of shareholders, but from time to time other commitments prevent all trustees from attending each meeting.  All trustees that were trustees at such time attended, either in person or telephonically, the most recent annual meeting of shareholders, which was held on May 18, 2010.

Trustee Independence

Our Board of Trustees has adopted the following categorical standards for independence:

•           A trustee who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years, an executive officer of the Company may not be deemed independent.  Employment as an interim Chairman, Chief Executive Officer or other executive officer will not disqualify a trustee from being considered independent following that employment.

•           A trustee who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent.  Compensation received by a trustee for former service as an interim Chairman, Chief Executive Officer or other executive officer and compensation received by an immediate family member for service as a non-executive employee of the Company will not be considered in determining independence under this test.

•           (A) A trustee who is, or whose immediate family member is, a current partner of a firm that is the Company’s internal or external auditor; (B) a trustee who is a current employee of such a firm; (C) a trustee who has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) a trustee who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time may not be deemed independent.

•           A trustee who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the time serves or served on that company’s compensation committee may not be deemed independent.

•           A trustee who is a current employee or general partner, or whose immediate family member is a current executive officer, general partner or significant equity holder (i.e., in excess of 10%) of an entity that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of such other entity’s consolidated gross revenues, may not be deemed independent.

•           A trustee who is, or whose immediate family member is, affiliated with or employed by a tax-exempt entity that received significant contributions (i.e., more than 2% of such entity’s consolidated gross revenues or more than $1,000,000 in a single fiscal year, whichever amount is lower) from the Company, any of its affiliates, any executive officer or any affiliate of an executive officer within the preceding twelve-month period may not be deemed independent, unless the contribution was approved in advance by the Board of Trustees.

For purposes of these categorical standards:

•             “affiliate” means any consolidated subsidiary of the Company and any other entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;

•             “executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Exchange Act; and

•             “immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, on behalf of our Board of Trustees, undertook its annual review of trustee independence in the first quarter of 2011.  During this review, our Board of Trustees, in light of the categorical standards set forth above (which are also documented in our Corporate Governance Guidelines, which is available on our web site at www.lxp.com), considered transactions and relationships between each trustee or any member of his or her immediate family and us and our subsidiaries and affiliates, including those under “Certain Relationships and Related Transactions,” below.  Our Board of Trustees also considered whether there were any transactions or relationships between trustees or any member of his immediate family (or any entity of which a trustee or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with the determination that a trustee is independent.

As a result of this review, our Board of Trustees affirmatively determined that all of the trustees nominated for election at the Annual Meeting are independent of us and our management under applicable regulations and the standards set forth in our Corporate Governance Guidelines, with the exception of Messrs. Broser, Roskind and Eglin.  Messrs. Roskind and Eglin are not considered independent because of, among other things, their employment as executive officers of the Company.  Mr. Broser is not considered independent because he is a Senior Vice President of Vornado, a party to a Letter Agreement, among us and others, which, among other things, provides for indemnification of Vornado in certain situations.  See “Certain Relationships and Related Party Transactions,” below, for a description of the Letter Agreement.

As a result of the Board of Trustees’ affirmative determination, following the Annual Meeting, the Board of Trustees will consist of a majority of independent members.  Although a higher percentage of independent members is generally recommended by shareholder advisory firms, due to our size and the presence of a significant shareholder, the Board of Trustees determined that a smaller Board of Trustees with two representatives from management, one representative from a significant shareholder and four independent members was appropriate.

Committees of our Board of Trustees

Our Board of Trustees has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee.

Audit Committee.  The Audit Committee of our Board of Trustees was established in accordance with Section 10A-3 of the Exchange Act.  The principal functions of the Audit Committee are described below under the heading “Audit Committee Report” and are contained in a written charter, which we refer to as the Audit Committee Charter and is available on our web site at www.lxp.com.  As of December 31, 2010, the Audit Committee members were Messrs. First (Chairperson) Frary and Lynch, each of whom were determined by our Board of Trustees to be “independent” as that term is used in applicable listing standards of the NYSE.  Our Board of Trustees has determined that Mr. First qualifies as an “Audit Committee Financial Expert” in accordance with Item 407(d)(5) of Regulation S-K and that Messrs. Frary and Lynch are, at a minimum, financially literate.

None of the current Audit Committee members serves on the audit committees of more than three publicly registered companies, except for Mr. First.  Mr. First also serves on the audit committees of American Railcar Industries, Inc., XO Holdings, Inc. and WestPoint International, Inc.  The Board of Trustees determined that such simultaneous service does not impair the ability of Mr. First to effectively serve on the Board of Trustees and the Audit Committee due, in part, to the fact that Mr. First is retired.

During the fiscal year ended December 31, 2010, the Audit Committee met seven times in-person and telephonically, including quarterly meetings with management, an internal audit consulting firm and our independent registered public accounting firm, to discuss matters concerning, among other matters, financial accounting matters, the audit of our consolidated financial statements for the year ended December 31, 2010, the adequacy of our internal controls over financial reporting, and internal audit matters.  In addition, at each quarterly in-person Board of Trustees meeting, the Chairman of the Audit Committee updated the Board of Trustees with respect to matters discussed at the Audit Committee meetings.

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for the pre-approval of all auditing services and, to the extent permitted under applicable law, non-audit services to be provided to the Company by the independent registered public accounting firm engaged by the Company.  The Chairperson of the Audit Committee is delegated the authority to grant such pre-approvals.  The decisions of the Chairperson to pre-approve any such activity are presented to the Audit Committee at its next scheduled meeting.  In accordance with the foregoing, the retention by management of the independent registered accounting firm engaged by the Company for tax consulting services for specific projects is pre-approved, provided, that the cost of any such retention does not exceed $20,000 and the annual cost of all such retentions does not exceed $50,000.

The Audit Committee previously adopted an Internal Audit Charter, which formalizes the internal audit function of the Company.  The Audit Committee retained J.H. Cohn LLP to provide internal audit assistance.

Report of the Audit Committee of our Board of Trustees

Management is responsible for our internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and auditing our internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), which we refer to as PCAOB, and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee charter is designed to assist the Audit Committee in complying with applicable provisions of the Securities and Exchange Act of 1934, as amended, and the New York Stock Exchange’s listing rules, all of which relate to corporate governance and many of which directly or indirectly affect the duties, powers and responsibilities of the Audit Committee.  Among the duties, powers and responsibilities of the Audit Committee as provided in the Audit Committee Charter, the Audit Committee:

•	has sole power and authority concerning the engagement and fees of independent registered public accounting firms,

•	reviews with the independent registered public accounting firm the scope of the annual audit and the audit procedures to be utilized,

•	pre-approves audit and permitted non-audit services provided by the independent registered public accounting firm,

•	reviews the independence of the independent registered public accounting firm,

•	reviews the adequacy of the Company’s internal accounting controls, and

•	reviews accounting, auditing and financial reporting matters with the Company’s independent registered public accounting firm and management.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2010 audited consolidated financial statements.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the PCAOB in Rule 3200T.  The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm as set forth in the applicable requirements of the PCAOB, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm referred to above, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that our Board of Trustees include the December 31, 2010 audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 28, 2011.

Audit Committee of the Board of Trustees

Harold First, Chairperson
Richard S. Frary
Kevin W. Lynch

Compensation Committee.  The principal functions of the Compensation Committee are to determine the compensation for our executive officers and non-employee trustees and to administer and review our incentive compensation plans and are set forth in a written charter, which we refer to as the Compensation Committee Charter, which is available on our web site at www.lxp.com.  As of December 31, 2010, the Compensation Committee members were Messrs. Frary (Chairperson), Grosfeld and Lynch, each of whom were determined by our Board of Trustees to be “independent” as defined by the applicable listing standards of the NYSE.  During the fiscal year ended December 31, 2010, the Compensation Committee met eight times.  In addition, the full Board of Trustees discussed compensation matters at certain of its Board of Trustees meetings during the fiscal year ended December 31, 2010.

The Compensation Committee Charter reflects various responsibilities, and the Compensation Committee periodically reviews and revises its charter.  To assist in carrying out its responsibilities, the Compensation Committee regularly receives reports and recommendations from our executive officers, including our Chief Executive Officer, and from an outside compensation consultant it selects and retains and, as appropriate, consults with its own legal or other advisors, all in accordance with the authority granted to the Compensation Committee Charter.  During 2010, the Compensation Committee retained FPL Associates Compensation, a division of FPL Associates L.P., a nationally known executive compensation and benefits consulting firm, which we refer to as FPL.  FPL was paid $28,600 in 2010 for these services.  Other than review and advise with respect to executive and trustee compensation, FPL does not provide any non-executive compensation services for us.  Management does not retain any executive compensation consultant.

The Compensation Committee has the authority to determine and approve the individual elements of total compensation paid to our executive officers and certain other senior officers.  The Compensation Committee reviews the performance and compensation of our executive officers, including the executive officers named in this proxy statement.  Our Chief Executive Officer annually assists in the review of the compensation of our other executive officers and certain other senior officers.  Our Chief Executive Officer makes recommendations with respect to salary adjustments and annual cash incentive opportunities, annual long-term incentive opportunities and any other long-term incentive awards to the Compensation Committee based on his review and on market data compiled by the compensation consultant or industry associations.

Compensation Committee Report (1)

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to our Board of Trustees that the Compensation Discussion and Analysis be included in this proxy statement for the Annual Meeting.

Compensation Committee of the Board of Trustees

Richard S. Frary, Chairperson
James Grosfeld
Kevin W. Lynch

(1) Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or the Exchange Act, that might incorporate by reference this proxy statement or future filings made by us under those statutes, the Compensation Committee Report is not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

Nominating and Corporate Governance Committee.  The principal functions of the Nominating and Corporate Governance Committee are to identify individuals qualified to become trustees and/or executive officers, monitor corporate governance guidelines, lead the annual review of our Board of Trustees and make recommendations for service on all other committees and are set forth in a written charter, which we refer to as the Nominating and Corporate Governance Committee Charter, which is available on our web site at www.lxp.com.  As of December 31, 2010, the Nominating and Corporate Governance Committee members were Messrs. Grosfeld (Chairperson), First and Frary, each of whom were determined by our Board of Trustees to be “independent” as defined by the applicable listing standards of the NYSE.  During the fiscal year ended December 31, 2010, the Nominating and Corporate Governance Committee met three times.  In addition, the full Board of Trustees discussed nominating and corporate governance matters at certain of its Board of Trustees meetings during the fiscal year ended December 31, 2010.

Our Board of Trustees believes that the Nominating and Corporate Governance Committee is qualified and in the best position to identify, review, evaluate and select qualified candidates for membership on our Board of Trustees based on the criteria described in the next paragraph.  Accordingly, the Nominating and Corporate Governance Committee does not currently intend to consider trustee nominations by shareholders.

In recommending candidates for membership on our Board of Trustees, the Nominating and Corporate Governance Committee’s assessment includes consideration of issues of judgment, diversity, expertise and experience.  The Nominating and Corporate Governance Committee believes that a diverse board is one that includes differences of viewpoints, professional experience, education, skill and other individual qualities and attributes that contribute to board heterogeneity.  The Nominating and Corporate Governance Committee also considers other relevant factors as it deems appropriate.  Generally, qualified candidates for board membership should (i) demonstrate personal integrity and moral character, (ii) be willing to apply sound and independent business judgment for the long-term interests of shareholders, (iii) possess relevant business or professional experience, technical expertise or specialized skills, (iv) possess personality traits and background that appear to fit with those of the other trustees to produce a collegial and cooperative environment, (v) be responsive to our needs, and (vi) have the ability to commit sufficient time to effectively carry out the substantial duties of a trustee.  After completing this evaluation and review, the Nominating and Corporate Governance Committee makes a recommendation to our Board of Trustees as to the persons who should be nominated by our Board of Trustees, and our Board of Trustees determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

To the extent there is a vacancy on our Board of Trustees, the Nominating and Corporate Governance Committee will either identify individuals qualified to become trustees through relationships with our trustees or executive officers or by engaging a third party.  We have not paid a third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Executive Committee.  The principal function of the Executive Committee is to exercise the authority of our Board of Trustees regarding routine matters performed in the ordinary course of business.  As of December 31, 2010, the Executive Committee was comprised of Messrs. Lynch (Chairman), Frary, Eglin and Roskind.  Decisions of the Executive Committee must be unanimous.  During the fiscal year ended December 31, 2010, the Executive Committee met three times.

Board Leadership Structure and Risk Oversight

Our board leadership structure currently consists of an independent Lead Trustee, an executive Chairman and a Chief Executive Officer.  While we have separated the Chairman and Chief Executive Officer roles, both positions are held by executive officers.  We believe that these positions are appropriate as our Chairman was also our founder and is active in our management.  As a result of our Chairman and our Chief Executive Officer not being independent of us, our Board of Trustees determined that a Lead Trustee, who is independent, was necessary and appropriate.  The Lead Trustee acts as a liaison between the independent trustees and management and presides at all regularly-scheduled executive sessions of the non-management members or independent members of our Board of Trustees.  As of December 31, 2010, Mr. Lynch was our Lead Trustee.

Risk is an integral part of the Board of Trustee and Committee deliberations throughout the year.  Management regularly performs, and reports to the Board of Trustees with respect to, a quarterly risk assessment as part of our risk management program.  The quarterly risk assessment assesses the critical risks we face (e.g., strategic, operational, financial, legal/regulatory and reputational), their relative magnitude and management’s actions to mitigate these risks.  In addition, the Audit Committee assists the Board of Trustees with the oversight of our risk management program, including its oversight of our internal audit function.

Shareholder Communications

Parties wishing to communicate directly with our Board of Trustees, an individual trustee, the Lead Trustee or the non-management members of our Board of Trustees as a group should address their inquires to our General Counsel by mail sent to our principal office located at One Penn Plaza, Suite 4015, New York, New York 10119-4015.  The mailing envelope should contain a clear notification indicating that the enclosed letter is an “Interested Party/Shareholder-Board Communication,” “Interested Party/Shareholder-Trustee Communication,” “Interested Party/Shareholder-Lead Trustee Communication” or “Interested Party/Shareholder-Non-Management Trustee Communication,” as the case may be.

Periodic Reports, Code of Ethics, Committee Charters and Corporate Governance Guidelines

Our Internet address is www.lxp.com.  We make available free of charge through our web site our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such materials with the SEC.  We also have made available on our web site copies of our current Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Code of Business Conduct and Ethics, and Corporate Governance Guidelines.  In the event of any changes to these charters or the code or the guidelines, changed copies will also be made available on our web site.

You may request a copy of any of the documents referred to above, at no cost, by contacting us at the following address or telephone number:

Lexington Realty Trust
Attention: Investor Relations
One Penn Plaza, Suite 4015
New York, NY 10119-4015
(212) 692-7200

Certain Relationships and Related Transactions

We have adopted a written policy regarding the review, approval and ratification of any related party transaction.  Under this policy, the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) reviews the relevant facts and circumstances of each related party transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) either approves or disapproves the related party transaction.  Any related party transaction will be consummated and continue only if the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) has approved or ratified such transaction in accordance with the guidelines set forth in the policy.  For purposes of our policy, a “Related Party” is: (1) any person who is, or at any time since the beginning of our last fiscal year was, one of our trustees or executive officers or a nominee to become one of our trustees; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any immediate family member of any of the foregoing persons, which means any spouse, child, stepchild, parent, stepparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law; and (4) any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner, principal or in a similar position, or in which such person has a 5% or greater beneficial ownership interest.

Certain of our trustees and executive officers have entered into an indemnification agreement with us.  Pursuant to these agreements, we agree to indemnify the trustee or executive officer who is a party to such an agreement against any and all judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by the trustee or executive officer or in a similar capacity for any other entity at our request.  These agreements include certain limitations on our obligations in certain circumstances, particularly in situations in which such indemnification is prohibited or limited by applicable law.

Mr. Broser is a Senior Vice President of Vornado.  Vornado is a party to a Letter Agreement, among us and others, which, among other things, restricts our activities and investments in a manner intended to facilitate and maintain our qualification as a REIT and to prevent our direct and indirect activities and asset holdings from having adverse tax consequences to Vornado and its affiliates.  Among other things, these restrictions require that we may not, without Vornado's consent, hold, directly or indirectly:

•	securities in excess of specified thresholds other than:

o	equity interests in entities that are treated as partnerships or disregarded entities for federal income tax purposes;

o	stock of corporations for which an election to be a taxable REIT subsidiary will be made, or of entities qualifying as real estate investment trusts for federal income tax purposes;

o	securities that are treated as qualifying assets for purposes of the REIT 75% asset test; or

o	certain debt securities;

•	assets that are treated as inventory for federal income tax purposes; or

•	REMIC residual interests.

In addition, these restrictions require that we may not, without Vornado's consent, directly or indirectly:

•	provide services other than specified services to tenants of our properties other than through an independent contractor or through a taxable REIT subsidiary;

•	allow a taxable REIT subsidiary to operate or manage a health care facility or a hotel or similar facility; or

•	lease our properties to certain specified tenants.

If we breach these restrictions and, as a result, Vornado fails to qualify as a REIT or otherwise incurs liability for taxes, penalties or similar charges, we will be required to indemnify Vornado for all losses, liabilities, costs and expenses attributable to the breach, which may be substantial.

These restrictions will generally expire sixty business days following the date on which we notify Vornado that its aggregate ownership represents less than a 2% interest in us.

In addition, we lease our corporate headquarters from Vornado.  The lease was entered into prior to our merger with Newkirk Realty Trust, Inc. and expires December 2015, with rent fixed at approximately $1.3 million per annum through December 2011 and will be adjusted to fair market value, as defined, thereafter.  We are also responsible for our proportionate share of operating expenses and real estate taxes over a base year.

Charitable and Political Contributions

During 2010, we did not make any charitable contribution to any tax-exempt organization in which any independent trustee serves as an executive officer.  As a general policy, we do not make a charitable contribution unless there is an express business purpose.  We did not make any direct political contributions during 2010, nor do we intend to make any direct political contributions during 2011.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2010, the Compensation Committee consisted of Messrs. Frary (Chairperson), Grosfeld and Lynch.  None of Messrs. Frary, Grosfeld or Lynch is or has been one of our executive officers.  Further, none of our executive officers has ever served as a member of the compensation committee or as a director of another entity whose executive officers served on our Compensation Committee or as a member of our Board of Trustees.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses the compensation policies and programs for executive and senior officers, which includes our named executive officers.  The Compensation Committee administers the compensation policies and programs for our executive and senior officers and regularly reviews and approves our compensation strategy and principles to ensure that they are aligned with our business strategy and objectives, encourage high performance, promote accountability and assure that management’s interests are aligned with the interests of our shareholders.

Our named executive officers consist of T. Wilson Eglin, our Chief Executive Officer and President, Patrick Carroll, our Executive Vice President, Chief Financial Officer and Treasurer, E. Robert Roskind, our Chairman, Richard J. Rouse, our Vice Chairman and Chief Investment Officer, and Joseph S. Bonventre, our Executive Vice President and General Counsel.  While Mr. Bonventre is a named executive officer, our Board of Trustees has determined that Mr. Bonventre is not an officer for purposes of Section 16 of the Securities Act.  Mr. Bonventre, age 35, joined us in 2004 as our Vice President and General Counsel.  Mr. Bonventre was previously associated with the law firm of Paul, Hastings, Janofsky & Walker LLP.

Overview of Executive Compensation Philosophy and Objectives.  In connection with the Compensation Committee’s responsibility of determining the compensation for our executive and senior officers, it believes that the compensation program should further both short-term and long-term business goals and strategies while enhancing shareholder value.  In keeping with this philosophy, the compensation program’s objectives are to:

•	further align the interests of our executive and senior officers with those of our shareholders;

•
strengthen the relationship between pay and performance by providing that almost all compensation other than base salary is entirely contingent (subject to review by the Compensation Committee) upon the level of success in meeting specified company performance goals so that there is a “pay for performance” compensation structure;

•	retain key members of management by providing non-vested compensation for past performance; and

•	retain and attract key members of management by awarding long-term incentives if we meet certain specified performance goals.

Base Salary.  Except for Mr. Bonventre, we were required to pay our named executive officers base salaries pursuant to their employment agreements, each of which provides for a minimum base salary.  The Compensation Committee believes that base salaries provide our named executive officers with a degree of financial certainty and stability and are essential in attracting and retaining highly qualified individuals.  In establishing an initial base salary, the Compensation Committee considers (1) the scope of the individual’s responsibilities, including the demands and profile of the positions held by the individual, (2) the individual’s experience, and (3) competitive salaries (using any peer data provided by the independent compensation consultant; although the Compensation Committee does not use targeted ranges).

Annual Incentive Opportunity.  The annual incentive opportunity is designed to supplement the cash compensation and increase the share ownership of our named executive officers so that it is competitive within our industry and properly rewards our named executive officers for their performance and their efforts in assisting us meet specified objectives.  It is generally paid out 50% in cash and 50% in common shares; however, the Compensation Committee may make adjustments so that cash portions are aligned for certain named executive officers.  The common share portion generally consists of non-vested common shares that vest ratably over a defined period.

Annual Long-Term Opportunity.  The annual long-term opportunity is also designed to increase the ownership of us by our named executive officers, while motivating long-term performance, encouraging long-term dedication to us, and operating as a retention mechanism.  It is completely discretionary and has consisted, during the last three years, of a share option grant.  Generally, it fills the gap between the compensation program in effect and the market.

Determining the Amount of Each Element of Compensation.  The Compensation Committee reviews the performance of each of our executive and senior officers, including our Chief Executive Officer, on an annual basis.  The Compensation Committee considers, among other things, (1) the scope of the individual’s responsibilities, including the demands and profile of the positions held by the individual, (2) the individual’s experience and tenure with us, (3) the individual’s performance and contribution to our performance, (4) our performance against annual objectives set forth in management’s business plan, and (5) competitive salaries.  The Compensation Committee has historically retained an independent compensation and benefits consultant and considers the results of compensation studies prepared for it by such consultant or industry and trade associations.

Our Compensation Committee seeks to pay our executive and senior officers competitive levels of compensation that best reflect their individual responsibilities and contributions to the Company and our performance, while providing incentives to achieve our business and financial goals.  While our Compensation Committee does not perform a formal internal pay equity study, our Compensation Committee retains the discretion to modify certain payouts to our named executive officers, so that the payouts are aligned with individual responsibilities and contributions to the Company.

Our Chief Executive Officer annually assists in the review of the compensation of our executive and senior officers by making recommendations to the Compensation Committee based on his review of individual performance and market data compiled by the independent compensation consultant or industry and trade associations.  The Compensation Committee makes all determinations with respect to the compensation of our executive and senior officers, including our Chief Executive Officer.

In 2010, to assist in its efforts to meet the objectives outlined above, the Compensation Committee retained FPL to provide general executive and senior officer compensation consulting services with respect to the determination of amounts under the 2010 executive compensation program and to respond to any Compensation Committee member’s questions and to management’s need for advice and counsel.  Such services included:

•	Management Data Collection:

o	reviewing historical pay philosophy and practices;

o	confirming the existing compensation philosophy; and

o	reviewing the Chief Executive Officer’s recommendations.

•	Compensation Guidance and Commentary:

o	providing initial thoughts and reactions to the Chief Executive Officer’s recommendations in light of then current market practices and performance;

o	providing thoughts and perspectives on the broader REIT market, from a compensation perspective, based on ongoing conversations with executives/board members and up-to-date compensation data; and

o	providing studies and recommendations regarding peer group data.

FPL, together with our Compensation Committee and our Chief Executive Officer, established two peer groups in 2010: (1) a REIT competitor-based peer group and (2) a size-based peer group.

•
Competitor Peer Group.  In 2010, the Compensation Committee significantly narrowed the scope of this group to consists of only six public entities that are either (1) our competitors for property acquisitions and tenants in the single-tenant net-lease space, or (2) owners of a portfolio of primarily net-leased assets.  For 2009, this group consisted of 12 entities.

The companies included in this peer group are as follows: CapLease, Inc.; Entertainment Properties Trust; Getty Realty Corp.; National Retail Properties, Inc.; Realty Income Corporation; and W.P. Carey & Co. LLC.

•
Size Peer Group.  For 2010, this group consists of 10 public entities, which operate across multiple asset classes and are similar in size to our total capitalization taking into account our total capitalization as of a certain date.  Our total capitalization was in the 94th percentile of this group.

The companies included in this peer group are as follows: Colonial Properties Trust; DuPont Fabros Technology, Inc.; Equity LifeStyle Properties, Inc.; Kilroy Realty Corporation; Mid-America Apartment Communities, Inc.; National Retail Properties, Inc.; Omega Healthcare Investors, Inc.; Pennsylvania Real Estate Investment Trust; Strategic Hotels & Resorts, Inc.; and Washington Real Estate Investment Trust.

Following review of the Chief Executive Officer’s recommendations and the guidance provided by FPL, the Compensation Committee discussed, at length, the elements of the 2010 executive compensation program.  The Compensation Committee then determined the amounts to be paid under the executive compensation program, which are set forth below under “Recap of 2010 Executive Compensation Program.”

In 2011, the Compensation Committee adopted a compensation program applicable to our executive and senior officers for 2011, the details of which are set forth below under “Elements of Compensation Program Applicable to Named Executive Officers for 2011.” In connection with this program, the Compensation Committee intends to arrange for FPL to update the peer group data prior to making any determinations with respect to payouts.

Companywide Retirement and Health and Welfare Benefits.  In addition to the executive compensation program outlined below, our named executive officers participate in retirement and health and welfare benefits that are available to all employees with no distinction made among any groups of employees other than as required by applicable tax rules.  A summary of these benefits follows:

•           Medical Insurance.  As of December 31, 2010, all full-time employees are eligible to be covered under a group health insurance policy we sponsor.  Under this plan, we paid a portion of the premiums based on base salary as follows:

Base Salary	Company Premium Contribution
Up to $100,000	95%
$100,001 to $150,000	90%
$150,001 to $200,000	80%
$200,001 to $250,000	70%
$250,001 or more	60%

We retained the ability to change the percentage of premiums that we pay in our sole discretion.

•           Dental Insurance.  All full-time employees are covered under our group dental insurance policy.  We currently pay 100% of the premiums, but have the ability to change the percentage of premiums that we pay in our sole discretion.

•           Life and Accidental Death and Dismemberment.  All full-time employees are covered by our group life and accidental death and dismemberment policy.  The benefit is equal to two times base salary (excluding incentive compensation) to a maximum of $500,000.  We pay all premiums for this insurance.

•           Long-Term Disability Insurance.  All full-time employees are covered by our group long-term disability insurance policy.  The benefit is equal to 60% of pre-disability base salary (excluding incentive compensation), after a 90 day waiting period.  We pay all premiums for this insurance.

•           Short-Term Disability Insurance.  All full-time employees are covered by our group short-term disability insurance policy.  The benefit for the employees in our New York location (which include all of our executive officers) is equal to $170 per week, after a 7 day waiting period.  The employees pay the premium for this insurance.

•           401(k) Plan.  All full-time employees 21 years of age and older are eligible to participate in our 401(k) Plan, which has a Roth 401(k) option.  Subject to vesting requirements and regulatory compliance, we currently match 100% of the first 1% of an employee’s base salary that is contributed to the 401(k) Plan through salary deferral.  In addition, at management’s discretion and subject to regulatory compliance, a pro-rata contribution may be made at year end to each active member of the 401(k) Plan, which, together with the matching contribution has not and will not exceed 5% of each active member’s base salary.  Vesting of our contribution is based on years of service as follows: 1 year 25%, 2 years 50%, 3 years 75%, and 4 years 100%.

•           Employee Stock Purchase Plan.  We maintain an employee stock purchase plan where full-time employees can invest in our common shares through payroll deductions on a quarterly basis at a 5% discount.  None of our named executive officers participated in our employee stock purchase plan during 2010.

•           Business Travel Insurance.  All exempt full-time employees are covered under our business travel insurance policy when traveling on company business.  The benefit is 10 times annual base salary (excluding incentive compensation) up to $1.0 million.  All premiums are paid by us.

Executive Life Insurance Policies.  In 2001, our Board of Trustees approved individual/portable term life insurance policies for all the named executive officers, with the exception of Mr. Bonventre, which are in addition to the benefits set forth above.  We pay the premiums under these policies each year that the insured is one of our employees.  The premiums for 2010 were: $1,314 for Mr. Eglin; $712 for Mr. Carroll; $2,112 for Mr. Roskind; and $2,727 for Mr. Rouse.  Each policy provides for a maximum benefit of $700,000, with the exception of Mr. Rouse’s policy, which provides for a maximum benefit of $1.0 million, but Mr. Rouse pays the additional premium for the benefit over $700,000.

Recap of 2010 Executive Compensation Program.  For the year ended December 31, 2010, the 2010 executive compensation program consisted of (1) base salary, (2) annual incentive opportunity, and (3) annual long-term opportunity consisting of common share options.

Base Salary.  Base salaries under the 2010 executive compensation program, which were unchanged from 2009, were as follows:

Named Executive Officer	2010 Base Salary
T. Wilson Eglin	$550,000
Patrick Carroll	$375,000
E. Robert Roskind	$450,000
Richard J. Rouse	$475,000
Joseph S. Bonventre	$235,000

Annual Incentive Opportunity.  The annual incentive opportunity was a percentage of base salary ranging from 0% to 200% for the Chairman and Chief Executive Officer, and 0% to 135% for the Chief Investment Officer, the Chief Financial Officer and the General Counsel, which percentage ranges were determined based upon FPL’s recommendations.

Officer	POOR	THRESHOLD	TARGET
T. Wilson Eglin	0%	100%	200%
Patrick Carroll	0%	100%	135%
E. Robert Roskind	0%	100%	200%
Richard J. Rouse	0%	65%	135%
Joseph S. Bonventre	0%	100%	135%

The Compensation Committee retained the ability to award payments in excess of the percentages listed above if it determined that exceptional performance has been attained or if the amounts to be paid are not in line with market practices.

Fifty percent of the annual incentive opportunity was determined with respect to subjective measures and the other 50% was determined with respect to objective measures.  A portion of the awards were paid in cash and a portion of the awards were paid in non-vested common shares that vest ratably over a three-year period.

Subjective Measures.  The following were the subjective measures:

Item	Eglin	Carroll	Roskind	Rouse	Bonventre
Litigation/Risk Management					X
Compliance/ SEC Filings		X			X
Expense Control	X	X			X
Property Management Company Operations		X	X	X	X
Leasing	X		X	X
Dispositions	X		X	X
Investments/Acquisition Souring	X		X	X
Capital Allocation	X		X
Capital Markets	X	X			X
Banking Relationships	X	X
Shareholder/Analyst Relations	X	X
Joint Venture Management		X	X	X	X
Joint Venture Development			X	X
Mentoring			X	X
Mortgage Finance		X		X

Our Chief Executive Officer made recommendations with respect to the subjective measurements, which were reviewed by the Compensation Committee.  The Compensation Committee determined the appropriate weighting of each measurement.

Objective Measures.  The following were the objective measures, which were determined by the Compensation Committee, with input from our Chief Executive Officer, to be among the primary objectives of our business plan for 2010.

Item	POOR	THRESHOLD	TARGET
Disposition Volume	$0	$100,000,000	$200,000,000
Leverage Reduction	$0	$100,000,000	$175,000,000
Debt Maturity Extension (1)	$0	$50,000,000	$100,000,000
Absolute Return	0%	8%	10%
Relative Return (2)	<0%	0%	2%
________________
(1)	Three years or more.
(2)	Relative versus specified index.

While the Compensation Committee could have determined to pay higher award amounts under the 2010 executive compensation plan, it ultimately awarded the following annual incentive awards:

Name	2010 Annual Incentive Award (1)	Cash Portion	Non-Vested Share Portion (2)	Percentage of Base Salary
T. Wilson Eglin	$935,966	$485,966	$450,000	170%
Patrick Carroll	$519,617	$269,617	$250,000	139%
E. Robert Roskind	$721,798	$321,798	$400,000	160%
Richard J. Rouse	$619,617	$319,617	$300,000	130%
Joseph S. Bonventre	$300,000	$150,000	$150,000	128%
(1)
The 2010 annual incentive award was to be paid 50% in cash and 50% in time-based non-vested common shares.  The actual split differed for all except Mr. Bonventre due to the lack of availability of common shares under the 2007 Equity-Based Award Plan and the alignment of Mr. Roskind’s cash compensation with that of Mr. Rouse’s cash compensation.

(2)	Non-vested common share awards vest ratably over three years and were valued at $7.95 per share, which was the closing per share price of our common shares on December 31, 2010.

Annual Long-Term Incentive Opportunity.  After reviewing the amounts to be paid for the annual incentive opportunity and the base salaries paid compared with the benchmarking analysis performed by FPL, the Chief Executive Officer recommended awards of common share options to bring total compensation for 2010 in line with each named executive’s peers.  Following a review of our Chief Executive Officer’s recommendations, the Compensation Committee awarded the following common share options:

Name	Number of Common Shares Underlying 2010 Share Option Award (1)	Grant Date Value
T. Wilson Eglin	311,461	$604,234
Patrick Carroll	169,888	$329,583
E. Robert Roskind	188,764	$366,202
Richard J. Rouse	169,888	$329,583
Joseph S. Bonventre	95,000	$184,300

(1)
The common share option awards (1) have an exercise price of $7.95 per share (the closing price of a common share on the New York Stock Exchange on December 31, 2010, which was the grant date); (2) vest 20% on December 31, 2011, 20% on December 31, 2012, 20% on December 31, 2013, 20% on December 31, 2014 and 20% on December 31, 2015; (3) terminate on the earlier of (x) six months after termination of service and (y) December 31, 2020; and (4) were valued at $1.94 per common share option by a third party appraisal firm.

Total Compensation.  Total compensation under the 2010 executive compensation plan increased from total compensation under the 2009 executive compensation plan due to our overall performance in 2010 compared to 2009.  Total compensation in the Summary Compensation Table, below, differs primarily due to (1) the common share options granted on January 8, 2010, which were part of the 2009 executive compensation program, and (2) all other compensation, which consists of dividends paid on non-vested common shares, life insurance premiums and 401(k) contributions.  A comparison of the total amounts for 2010 and 2009 follows:

Name	2010 Total Compensation (1)	2009 Total Compensation (1)	Percentage Increase
T. Wilson Eglin	$2,090,200	$1,547,700	35%
Patrick Carroll	$1,224,200	$923,850	33%
E. Robert Roskind	$1,538,000	$1,108,000	39%
Richard J. Rouse	$1,424,200	$1,064,200	34%
Joseph S. Bonventre	$719,300	$560,550	28%

(1)	Includes base salary, annual incentive award and annual long-term incentive award with all equity awards valued at the grant date.

Elements of Compensation Program Applicable to Named Executive Officers for 2011.  The Compensation Committee retained FPL as its independent compensation consultant to perform an analysis of our compensation practices for our executive and senior officers with those of our peers and to make recommendations with respect to the compensation program applicable to our executive and senior officers for 2011.

Base Salary.  Base salaries will remain unchanged from 2010, with the exception of Mr. Bonventre’s base salary which was increased by $15,000 in connection with the 2010 year-end executive compensation review:

Officer	Salary
T. Wilson Eglin	$550,000
Patrick Carroll	$375,000
E. Robert Roskind	$450,000
Richard J. Rouse	$475,000
Joseph S. Bonventre	$250,000

Annual Incentive Opportunity.  The annual incentive opportunity will be a percentage of base salary ranging from 0% to 200% for the Chairman and Chief Executive Officer, and 0% to 135% for the Chief Investment Officer, the Chief Financial Officer and the General Counsel, which are based upon FPL’s recommendations.

Officer	MEDIOCRE	THRESHOLD	TARGET
T. Wilson Eglin	0%	100%	200%
Patrick Carroll	0%	100%	135%
E. Robert Roskind	0%	100%	200%
Richard J. Rouse	0%	65%	135%
Joseph S. Bonventre	0%	100%	135%

The Compensation Committee has retained the ability to award payments in excess of the percentages listed above if it determines that exceptional performance has been attained or if the amounts to be paid are not in line with market practices.

Fifty percent of the annual incentive opportunity will be determined with respect to subjective measures and the other 50% will be determined with respect to objective measures.  Following determination, any award will be paid 50% in cash and 50% in non-vested common shares that vest ratably over a three-year period.

Subjective Measures.  The subjective measurements for the 2011 executive compensation plan are the same as the subjective measurements for the 2010 executive compensation plan set forth above.

The Chief Executive Officer’s report and compensation recommendations will include a score for each officer based on the scale of MEDIOCRE, THRESHOLD and TARGET.  The ultimate determination of whether a subjective measurement is met and the appropriate weighting will be made by the Compensation Committee.

Potential payments for the subjective measurements are as follows:

Officer	MEDIOCRE	THRESHOLD	TARGET
T. Wilson Eglin	$0	$275,000	$550,000
Patrick Carroll	$0	$187,500	$253,125
E. Robert Roskind	$0	$225,000	$450,000
Richard J. Rouse	$0	$154,375	$320,625
Joseph S. Bonventre	$0	$125,000	$168,750

Objective Measures.  The following are the objective measures, which were determined by the Compensation Committee and our Chief Executive Officer to be among the primary objectives of our current business plan.

Item	MEDIOCRE	THRESHOLD	TARGET
Disposition Volume	$50,000,000	$125,000,000	$200,000,000
Acquisition Volume	$100,000,000	$200,000,000	$300,000,000
Leverage Ratio (1)	55%	53%	50%
Absolute Return	0%	8%	10%
Relative Return (2)	<0%	0%	2%
________________
(1)	As defined in our secured revolving credit agreement dated as of January 28, 2011.
(2)	Relative versus specified index.

The measurement will be done from December 1, 2010 to November 30, 2011, with a clawback for any amounts that should not have been paid once audited results are available, which will allow for compensation to be paid in the applicable year.  The Compensation Committee will determine the appropriate weighting of each measurement for each named executive officer.  The Compensation Committee will also have the right to modify the measurements to take into account unusual and nonrecurring items or if any potential payouts are inappropriate in light of other circumstances.  In addition, FPL will provide updated peer group data in July 2011, as an additional market check.

Potential payments for the objective measurements are as follows:

Officer	MEDIOCRE	THRESHOLD	TARGET
T. Wilson Eglin	$0	$275,000	$550,000
Patrick Carroll	$0	$187,500	$253,125
E. Robert Roskind	$0	$225,000	$450,000
Richard J. Rouse	$0	$154,375	$320,625
Joseph S. Bonventre	$0	$125,000	$168,750

The Compensation Committee also reviewed the impact of the 2011 Executive Compensation Plan on potential severance payments.

Summary Compensation Table.

The following table sets forth summary information concerning the compensation earned by our named executive officers for the fiscal years ended December 31, 2010, 2009 and 2008.  The significant increase from 2009 to 2010 results primarily from separate common share option awards with respect to 2009 and 2010 being granted in 2010 (one in January and one in December).

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (1) (2)	Share Awards ($) (3)	Option Awards ($) (3) (4)	Non-Equity Incentive Plan Compensation ($) (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (6)	All Other Compensation ($) (7)	Total ($)

T. Wilson Eglin	2010	550,000	—	450,000	1,326,934	485,966	—	88,382	2,901,282
Chief Executive Officer	2009	550,000	275,000	350,000	—	—	—	148,754	1,323,754
and President	2008	550,000	281,250	532,685	579,700	68,750	—	492,000	2,504,385

Patrick Carroll	2010	375,000	—	250,000	690,933	269,617	—	56,976	1,642,526
Chief Financial Officer,	2009	375,000	187,500	255,000	—	—	—	94,047	911,547
Treasurer and Executive	2008	375,000	208,125	509,516	289,912	46,875	—	257,540	1,686,968
Vice President

E. Robert Roskind	2010	450,000	—	400,000	804,202	321,798	—	51,676	2,027,676
Chairman	2009	450,000	220,000	220,000	—	—	—	83,360	973,360
	2008	450,000	163,750	302,927	359,476	56,250	—	221,904	1,554,307

Richard J. Rouse	2010	475,000	—	300,000	723,783	319,617	—	65,913	1,884,313
Vice Chairman and	2009	475,000	195,000	230,000	—	—	—	109,285	1,009,285
Chief Investment Officer	2008	475,000	170,625	389,081	289,912	59,375	—	371,052	1,755,045

Joseph S. Bonventre	2010	235,000	—	150,000	392,350	150,000	—	26,792	954,142
Executive Vice President	2009	235,000	117,500	145,000	—	—	—	37,650	535,150
and General Counsel	2008	235,000	127,375	214,914	183,520	17,625	—	44,865	823,299
________________
(1)           The amounts shown include amounts earned but a portion of which may be deferred at the election of the officer under our 401(k) Plan.
(2)           The bonuses shown for 2008 and 2009 were paid in full in January 2009 and January 2010, respectively.
(3)           Equals the aggregate grant date fair value of awards granted in the applicable year computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.  The fair value of share awards is based on the closing price of the common shares on the date of grant (or, if the date of grant was not a trading day, the last trading day prior to the date of grant).

The fair value of option awards is based on several factors as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 28, 2011 in Item 8 – Financial Statement and Supplementary Data, Note 16 – Benefit Plans.

Share awards with respect to the 2007 executive compensation program were granted on January 8, 2008.  Share awards with respect to the 2008 executive compensation program were granted on January 1, 2009 and consist of a performance-based share award.  The number disclosed above represents the potential maximum grant date values of the share awards.  Option awards for 2010 include (1) option award on January 8, 2010 under the 2009 executive compensation program and (2) option award on December 31, 2010 under the 2010 executive compensation program.

(4)           As stated in the introductory paragraph, the significant increase in compensation in 2010 from 2009 results primarily from separate common share option awards with respect to 2009 and 2010 being granted in 2010 (one in January and one in December).  The breakdown between the 2009 and 2010 awards is as follows:

Executive	2009 Option Award	2010 Option Award	Total
T. Wilson Eglin	$722,700	$604,234	$1,326,934
Patrick Carroll	$361,350	$329,583	$690,933
E. Robert Roskind	$438,000	$366,202	$804,202
Richard J. Rouse	$394,200	$329,583	$723,783
Joseph S. Bonventre	$208,050	$184,300	$392,350

(5)           Bonuses for the fiscal year ended December 31, 2009 were not made pursuant to a non-equity incentive plan.  See “Compensation Discussion and Analysis,” in the previous two years’ definitive proxy statements for a description of our non-equity incentive plans for the years ended December 31, 2009 and 2008.

(6)           Non-qualified deferred compensation consists solely of a trust established for the benefit of certain of our executive officers in which in previous years such persons had the option to place non-vested common share awards.  Dividends on these shares are the same as all those paid on all common shares and are paid by us to the trust, which makes a corresponding distribution to the participant.  Earnings on the participant accounts consist of dividends and increase in market value of the common shares in the trust.  None of the earnings were above-market.  See “— Non-Qualified Deferred Compensation.”

(7)           Amount represents: (1) dividends paid on non-vested common shares, (2) the dollar value of life insurance premiums paid by us during the applicable fiscal year with respect to portable life insurance policies for the life of the executive officer (excluding Joseph S. Bonventre, and (3) contributions by us to the executive officer’s account under our 401(k) Plan.  The premiums paid by us under company sponsored health care insurance, dental insurance, long-term disability insurance and life insurance available to all employees, are excluded.  The following table details the 2010 other compensation amounts for each executive officer:

Executive	Dividends Paid on Non-Vested Common Shares	Company-Paid Life Insurance Premiums	401(k) Company Contributions	Total
T. Wilson Eglin	$75,318	$1,314	$11,750	$88,382
Patrick Carroll	$44,514	$712	$11,750	$56,976
E. Robert Roskind	$37,814	$2,112	$11,750	$51,676
Richard J. Rouse	$51,436	$2,727	$11,750	$65,913
Joseph S. Bonventre	$15,336	—	$11,456	$26,792

Grants of Plan-Based Awards

The following table sets forth summary information concerning all grants of plan-based awards made to the named executive officers during the fiscal year ended December 31, 2010.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Possible Payouts Under Equity Incentive Plan Awards ($)			All Other Share Awards; Number of	All Other Option Awards; Number of Shares Underlying Option	Exercise Price of Option	Grant Date Fair Value of Share and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Shares	Awards	Awards($)	Awards ($)
T. Wilson Eglin	1/8/10	—	—	—	—	—	—	—	330,000	6.39	722,700
	4/5/10 (1)	0	275,000	550,000	0	275,000	550,000	—	—	—	—
	12/31/10	—	—	—	—	—	—	—	311,461	7.95	604,234
Patrick Carroll	1/8/10	—	—	—	—	—	—	—	165,000	6.39	361,350
	4/5/10 (1)	0	187,500	253,125	0	187,500	253,125	—	—	—	—
	12/31/10	—	—	—	—	—	—	—	169,888	7.95	329,583
E. Robert Roskind	1/8/10	—	—	—	—	—	—	—	200,000	6.39	438,000
	4/5/10 (1)	0	225,000	450,000	0	225,000	450,000	—	—	—	—
	12/31/10	—	—	—	—	—	—	—	188,764	7.95	366,202
Richard J. Rouse	1/8/10	—	—	—	—	—	—	—	180,000	6.39	394,200
	4/5/10 (1)	0	154,375	320,625	0	154,375	320,625	—	—	—	—
	12/31/10	—	—	—	—	—	—	—	169,888	7.95	329,583
Joseph S. Bonventre	1/8/10	—	—	—	—	—	—	—	95,000	6.39	208,050
	4/5/10 (1)	0	117,500	158,625	0	117,500	158,625	—	—	—	—
	12/31/10	—	—	—	—	—	—	—	95,000	7.95	184,300
________________________
(1)	Actual payouts are set forth in the Summary Compensation Table above and under “Compensation Discussion and Analysis – Recap of 2010 Executive Compensation Plan,” above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2010.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
T. Wilson Eglin	160,554	263,202	263,202	4.97	(2)	72,712	(3)	578,060	118,246	(4)	940,056
	66,000	264,000	264,000	6.39	(5)
		311,461	311,461	7.95	(6)
Patrick Carroll	78,980	131,629	131,629	4.97	(2)	45,161	(7)	359,030	72,849	(8)	579,150
	33,000	132,000	132,000	6.39	(5)
		169,888	169,888	7.95	(6)
E. Robert Roskind	99,561	163,213	163,213	4.97	(2)	61,830	(9)	491,549	53,095	(10)	422,105
	40,000	160,000	160,000	6.39	(5)
		188,764	188,764	7.95	(6)
Richard J. Rouse	80,295	131,629	131,629	4.97	(2)	50,851	(11)	404,265	85,150	(12)	676,943
	36,000	144,000	144,000	6.39	(5)
		169,888	169,888	7.95	(6)
Joseph S. Bonventre	51,653	83,324	83,324	4.97	(2)	23,784	(13)	189,083	31,500	(14)	250,425
	19,000	76,000	76,000	6.39	(5)
		95,000	95,000	7.95	(6)
________________
(1)           Market value has been calculated as the closing price of our common shares on the NYSE on December 31, 2010, which was $7.95 per share.

(2)           Common share options were granted on December 31, 2008.  The common share options (i) have an exercise price of $4.97 per share, (ii) vest 50% following a 20-day trading period where the average closing price of a common share on the NYSE is $8.00 or higher, which occurred in 2010, and 50% following a 20-day trading period where the average closing price is $10.00 or higher, which has yet to occur, and (iii) expire 10 years from date of grant.

(3)           Consists of (i) 56,604 non-vested common shares granted on December 31, 2010, which vest in equal installments and vest fully by 2013, (ii) 9,887 non-vested common shares granted on January 8, 2008, which vest in full by 2011, and (iii) 6,221 non-vested common shares granted on December 28, 2006, which vest in equal installments and vest in full by 2012.

(4)           Consists of (i) 70,000 non-vested common shares granted on January 1, 2009, which all or partially vest on December 31, 2013 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, (ii) 18,190 non-vested common shares granted on December 28, 2006, which all or a partially vest on December 31, 2011 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, and (iii) 30,056 non-vested common shares granted on January 31, 2003, which vest if our cash available for distribution growth exceeds 2% annually to the extent of two times such percentage growth, with no expiration date.

(5)           Common share options were granted on January 8, 2010.  The common share options (i) have an exercise price of $6.39 per share, (ii) vest ratably over a five year period, and (iii) expire 10 years from date of grant.

(6)           Common share options were granted on December 31, 2010.  The common share options (i) have an exercise price of $7.95 per share, (ii) vest ratably over a five year period, and (iii) expire 10 years from date of grant.

(7)           Consists of (i) 31,447 non-vested common shares granted on December 31, 2010, which vest in equal installments and vest in full by 2013, (ii) 9,457 non-vested common shares granted on January 8, 2008, which vest in full by 2011, and (iii) 4,257 non-vested common shares granted on December 28, 2006, which vest in equal installments and vest in full by 2012.

(8)           Consists of (i) 51,000 non-vested common shares granted on January 1, 2009, which all or partially vest on December 31, 2013 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, (ii) 6,821 non-vested common shares granted on December 28, 2006, which all or a partially vest on December 31, 2011 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, and (iii) 15,028 non-vested common shares granted on January 31, 2003, which vest if our cash available for distribution growth exceeds 2% annually to the extent of two times such percentage growth, with no expiration date.

(9)           Consists of (i) 50,314 non-vested common shares granted on December 31, 2010, which vest in equal installments and vest in full by 2013, (ii) 5,623 non-vested common shares granted on January 8, 2008, which vest in full by 2011, and (iii) 5,893 non-vested common shares granted on December 28, 2006, which vest in equal installments and vest in full by 2012.

(10)           Consists of (i) 44,000 non-vested common shares granted on January 1, 2009, which all or partially vest on December 31, 2013 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, and (ii) 9,095 non-vested common shares granted on December 28, 2006, which all or a partially vest on December 31, 2011 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index.

(11)           Consists of (i) 37,736 non-vested common shares granted on December 31, 2010, which vest in equal installments and vest in full by 2013, (ii) 7,222 non-vested common shares granted on January 8, 2008, which vest in full by 2011, and (iii) 5,893 non-vested common shares granted on December 28, 2006, which vest in equal installments and vest in full by 2012.

(12)           Consists of (i) 46,000 non-vested common shares granted on January 1, 2009, which all or partially vest on December 31, 2013 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, (ii) 9,095 non-vested common shares granted on December 28, 2006, which all or a partially vest on December 31, 2011 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, and (iii) 30,055 non-vested common shares granted on January 31, 2003, which vest if our cash available for distribution growth exceeds 2% annually to the extent of two times such percentage growth, with no expiration date.

(13)           Consists of (i) 18,868 non-vested common shares granted on December 31, 2010, which vest in equal installments and vest in full by 2013, (ii) 3,989 non-vested common shares granted on January 8, 2008, which vest in full by 2011, and (iii) 927 non-vested common shares granted on December 28, 2006, which vest in equal installments and vest in full by 2012.

(14)           Consists of (i) 29,000 non-vested common shares granted on January 1, 2009, which all or partially vest on December 31, 2013 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index, and (ii) 2,500 non-vested common shares granted on December 28, 2006, which all or a partially vest on December 31, 2011 if our total return to shareholders (as defined in the award agreement) each year exceeds the lesser of (x) 10% and (y) a specified peer index.

Option Exercises and Stock Vested

The following table sets forth summary information concerning option exercises and vesting of stock awards for each of the named executive officers during the year ended December 31, 2010.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
T. Wilson Eglin	40,585	131,901	52,307	(2)	399,572	(2)
Patrick Carroll	20,817	67,655	28,194	(3)	207,489	(3)
E. Robert Roskind	25,167	81,793	29,616	(4)	226,190	(4)
Richard J. Rouse	20,297	65,965	31,215	(5)	235,928	(5)
Joseph S. Bonventre	18,568	60,346	4,916	(6)	31,709	(6)
________________
(1)           Each named executive officer only exercised options on December 9, 2010.  Market value equals the difference between the closing price of our common shares on December 8, 2010, the day before exercise, which was $8.22 per share, and the exercise price of $4.97 per share.

(2)           Represents (i) 9,887 common shares which vested on January 8, 2010 at a price of $6.09 per share, and (ii) 42,420 common shares which vested on December 30, 2010 at a price of $8.00 per share. 9,050 non-vested common shares were forfeited because an annual total shareholder return was not met in one year.

(3)           Represents (i) 9,457 common shares which vested on January 8, 2010 at a price of $6.09 per share, and (ii) 18,737 common shares which vested on December 30, 2010 at a price of $8.00 per share.  3,620 non-vested common shares were forfeited because an annual total shareholder return was not met in one year.

(4)           Represents (i) 5,622 common shares which vested on January 8, 2010 at a price of $6.09 per share, and (ii) 23,994 common shares which vested on December 30, 2010 at a price of $8.00 per share.  4,525 non-vested common shares were forfeited because an annual total shareholder return was not met in one year.

(5)           Represents (i) 7,221 common shares which vested on January 8, 2010 at a price of $6.09 per share, and (ii) 23,994 common shares which vested on December 30, 2010 at a price of $8.00 per share.  4,525 non-vested common shares were forfeited because an annual total shareholder return was not met in one year.

(6)           Represents (i) 3,989 common shares which vested on January 8, 2010 at a price of $6.09 per share, and (ii) 927 common shares which vested on December 30, 2010 at a price of $8.00 per share.

Pension Benefits

Other than our 401(k) Plan, which is discussed above, we do not provide any pension benefits to the named executive officers.

Non-Qualified Deferred Compensation

The following table sets forth summary information concerning non-qualified deferred compensation for each of the named executive officers during the year ended December 31, 2010.  Non-qualified deferred compensation consists solely of a trust established for the benefit of certain of our executive officers in which in previous years such persons had the option to place non-vested common share awards.  Dividends on these shares are the same as all those paid on all common shares and are paid by us to the trust, which makes a corresponding distribution to the participant.  Earnings on the participant accounts consist of dividends paid and increase in market value of the common shares in the trust.  None of the earnings were above-market.

Name	Executive Contributions in 2010	Registrants Contributions in 2010 ($)	Aggregate Earnings in 2010 ($)	Aggregate Withdrawals/ Distributions in 2010 ($)	Aggregate Balance at December 31, 2010 ($) (1)
T. Wilson Eglin	—	—	297,062	52,345	1,040,364
Patrick Carroll	—	—	—	—	—
E. Robert Roskind	—	—	381,005	67,137	1,334,353
Richard J. Rouse	—	—	279,714	49,290	979,631
Joseph S. Bonventre	—	—	—	—	—
________________
(1)           In accordance with the trust agreements, complete distribution/withdrawal of each participant’s account will be made in the event of a change in control or termination of the named executive officer’s employment.

Potential Payments upon Termination or Change in Control

As of December 31, 2010, each of the named executive officers, except Mr. Bonventre, had the right to receive severance compensation upon the occurrence of certain events as specified in his employment agreement.  Mr. Bonventre is eligible to participate in our severance policy applicable to executive officers without employment agreements.  The terms of the executive employment agreements and executive severance policy are described in this proxy statement.  The employment agreements provide that the executive officer will be entitled to receive severance payments upon termination by us without “cause,” termination by the executive officer with “good reason” or termination resulting from a “change in control” of us.  The executive severance policy provides that Mr. Bonventre will be entitled to receive severance payments upon a termination by us without “cause.”

Definitions of “Cause,” “Good Reason,”“Change in Control and “Disability.” “Cause” is defined as (A) the executive officer’s conviction of, plea of nolo contendere to, or written admission of the commission of, a felony (but not a traffic infraction or similar offense); (B) any breach by the executive officer of any material provision of the employment agreement; (C) any act by the executive officer involving moral turpitude, fraud or misrepresentation with respect to his duties for us or our affiliates; or (D) gross negligence or willful misconduct on the part of the executive officer in the performance of his duties as an employee, officer or member of us or our affiliates (that in only the case of gross negligence results in a material economic harm to us); subject to notice requirements.

“Good Reason” is defined as the occurrence of the following events without the executive officer’s written consent, subject to notice requirements: (A) a material reduction of the executive officer’s authority, duties and responsibilities, or the assignment to the executive officer of duties materially inconsistent with the executive officer’s position or positions with us; (B) a reduction in the executive officer’s rate of base salary; or (C) a breach by us of any material provision of the employment agreement.

“Change in control” is defined as:

(A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 20% or more of either (i) our then outstanding common shares (the “Outstanding Company Common Stock”) or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of trustees (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a “change in control”: (1) any acquisition directly from us, (2) any acquisition by us, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any entity controlled by us, or (4) any acquisition by any entity pursuant to a transaction which complies with subclauses (1), (2), and (3) of clause (C) below; or

(B) individuals who, as of the date the employment agreement, constitute our Board of Trustees (the “Incumbent Board”) cease for any reason to constitute at least a majority of our Board of Trustees; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than our Board of Trustees; or

(C) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the Persons who had Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination, have Beneficial Ownership, of more than 50%, respectively, of our then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of our assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or any of our employee benefit plans (or related trusts) or such entity resulting from such Business Combination) acquires Beneficial Ownership of 20% or more of, respectively, the then outstanding common shares of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or board of trustees, as the case may be, of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement with the successor or purchasing entity in respect of such Business Combination, or of the action of our Board of Trustees, providing for such Business Combination; or

(D) approval by our shareholders of a complete liquidation or dissolution of us.

“Disability” is defined as the mental or physical incapacity of the executive officer such that (A) he qualifies for long-term disability benefits under a Company-sponsored long-term disability policy or (B) the executive officer has been incapable as a result of illness, disease, mental or physical disability, disorder, infirmity, or impairment or similar cause of performing his essential duties and responsibilities for any period of 180 days (whether or not consecutive) in any consecutive 365 day period.  Disability shall be determined by an approved medical doctor selected by us and the executive officer.  If we cannot agree on a medical doctor, each party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

Severance Terms for Certain of the Named Executive Officers.  If one of the named executive officers, other than Mr. Bonventre, is terminated (1) by the named executive officer for “good reason,” (2) by us without “cause,” or (3) by the named executive officer for “good reason” or us without “cause,” in either case within two years following a “change in control,” then, in each case, the named executive officer shall be entitled to receive the following:

•           any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses, for prior periods which have ended at the time of such termination;
•           any rights to which he is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan;
•           a severance payment equal to two and one-half times for Mr. Eglin, and two times for each of Messrs. Carroll, Roskind and Rouse, the sum of: (x) the named executive officer’s base salary at termination and (y) the average of the last two annual cash incentive awards;

•           a pro-rata annual bonus determined by the number of days employed during the year of termination and the average of the last two annual cash incentive awards; and
•           continuation of medical, dental, disability, life insurance and other employee welfare benefits then provided to our senior executives for a period of two and one-half years for Mr. Eglin, and two years for each of Messrs. Carroll, Roskind and Rouse following the date of termination, or if the named executive officer is ineligible for such benefits, then a lump sum payment of the cash equivalent of the premiums or other contributions that we would otherwise pay to continue coverage.

Additionally, upon a termination of the named executive officer’s employment under the circumstances described above, (x) all non-vested time based long-term incentive awards and all non-vested but earned performance based long-term incentive awards shall accelerate, become fully earned and vested, (y) the end of the performance period for all non-vested but unearned performance based long-term incentive awards shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number of days in such performance period) shall accelerate, become fully earned and vested, and (z) all unexercised share option awards shall terminate within six months of such termination of employment.

We believe that the executive employment agreements and the executive severance policy are appropriate in this market as they do not contain: (1) a high multiple, (2) any long-term incentive award component of the severance formula, (3) vesting of all non-vested performance-based awards regardless of whether the performance targets were met, and (4) a "gross-up" of the severance payment to cover the excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, on the benefits, thereby providing such benefits to the employee on a net basis, after payment of excise tax.

If the named executive officer’s employment is terminated on account of death or “disability,” the named executive officer or his estate or designated beneficiaries shall be entitled to receive the following:

•           any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses, for prior periods which have ended at the time of such termination;
•           any rights to which he is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan;
•           a severance payment equal to one times the named executive officer’s base salary at termination;
•           a pro-rata annual bonus determined by the number of days employed during the year of termination and the average of the last two annual cash incentive awards; and
•           continuation of group health plan then provided to our senior executives for a period of two and one half years for Mr. Eglin, and two years for each of Messrs. Carroll, Roskind and Rouse, following the date of termination, or if the named executive officer is ineligible for such group health plan, then a lump sum payment of the cash equivalent of the premiums or other contributions that we would otherwise pay to continue coverage.

Additionally, upon a termination of the named executive officer’s employment under the circumstances described above, (1) all non-vested time based long-term incentive awards and all non-vested but earned performance based long-term incentive awards shall accelerate, become fully earned and vested, (2) the end of the performance period for all non-vested but unearned performance based long-term incentive awards shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number of days in such performance period) shall accelerate, become fully earned and vested, and (3) all unexercised share option awards shall terminate within six months of such termination of employment.

If the named executive officer’s employment is terminated by us for “cause” or by the named executive officer without “good reason,” the named executive officer shall be entitled to receive the following:

•           any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses, for prior periods which have ended at the time of such termination; and
•           any rights to which he is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan.

With the exception of E. Robert Roskind’s employment agreement, the employment agreements with the named executive officers provide that the named executive officer will serve us faithfully and to the best of his ability and will devote substantially all of his business time, energy, experience and talents to our business and the business of our affiliates.  This restriction does not prevent the named executive officer from managing his personal or family investments, or serving on civic or charitable boards or committees, so long as any such activities do not interfere with the performance of the named executive officer’s responsibilities as one of our employees.  Mr. Roskind’s employment agreement permits Mr. Roskind to spend approximately one third of his business time on the affairs of The LCP Group L.P. and its affiliates; however, Mr. Roskind must prioritize his business time to address our needs ahead of The LCP Group L.P.

Severance Terms for Mr. Bonventre.  Under our executive severance policy, if Mr. Bonventre is terminated by us without “cause,” then Mr. Bonventre shall be entitled to receive the following:

•           any earned but unpaid base salary for the period prior to termination and any earned but unpaid bonuses, for prior periods which have ended at the time of such termination;
•           any rights to which he is entitled in accordance with any applicable plan or program provisions under any employee benefit plan, program or arrangement, fringe benefit or incentive plan;
•           a severance payment equal to one times: (x) his base salary at termination and (y) the average of his last two annual cash incentive awards;
•           a pro-rata annual bonus determined by the number of days employed during the year of termination and the average of the last two annual cash incentive awards; and
•           continuation of medical, dental, disability, life insurance and other employee welfare benefits then provided to our senior executives for a period of one year following the date of termination, or if he is ineligible for such benefits, then a lump sum payment of the cash equivalent of the premiums or other contributions that we would otherwise pay to continue coverage.

Additionally, upon a termination of Mr. Bonventre’s employment under the circumstances described above, (x) all non-vested time based long-term incentive awards and all non-vested but earned performance based long-term incentive awards shall accelerate, become fully earned and vested, (y) the end of the performance period for all non-vested but unearned performance based long-term incentive awards shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number of days in such performance period) shall accelerate, become fully earned and vested, and (z) all unexercised share option awards shall terminate within six months of such termination of employment.

Review and Analysis of the Need for Termination and Change-in-Control Arrangements.  The current terms of the employment agreements with Messrs. Eglin, Carroll, Roskind and Rouse expire on January 15, 2012.  The employment agreements do not automatically renew.  Prior to the expiration of the terms of the employment agreements, our Compensation Committee intends to analyze and reassess all of the termination and change-in-control arrangements to determine whether they are necessary and appropriate at such time considering each executive officer’s circumstances.

The current employment agreements represent a significant reduction in the amount of severance payments that would have been paid to the named executive officers under their previous employment agreements.  The Compensation Committee determined that, in light of the then economic environment and our performance, the reduction was necessary.

Termination Scenario Tables

The tables below estimate the payments and benefits to each of the named executive officers assuming they were terminated on December 31, 2010.  Continuation of benefits, which may be paid monthly if the named executive officer is eligible for continued coverage under such plans, are assumed to be paid by a lump-sum payment at termination.

T. Wilson Eglin	Without Cause or With Good Reason ($)	Without Cause or With Good Reason, in either case within six months of a Change in Control ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment (1)	1,375,000	1,375,000	550,000	—
Bonus portion of severance payment (2)	951,208	951,208	—	—
Welfare benefits (3)	52,755	52,755	—	—
Group health care benefits (3)	—	—	50,113	—
Value of accelerated equity awards (4)	887,427	887,427	887,427	—
Total Payments and Benefits	3,266,390	3,266,390	1,487,540	—

____________________________________________________________________________________________________________________________________________________________________________________________________________________
(1)           Base salary portion of severance payment equals two and one half times the base salary, which is currently, and at December 31, 2010 was, $550,000.
(2)           Bonus portion of severance payment equals two and one half times the average of the last two annual cash incentive awards, which were (x) $275,000 paid in 2010 and (y) $485,966 awarded on December 31, 2010 and paid in 2011.  Excludes any pro rata bonus.
(3)           Based on annualized December 2010 premiums.
(4)           Based on the closing price of our common shares on the NYSE on December 31, 2010, of $7.95 per share.  Consists of (i) 72,712 non-vested common shares subject to time-based vesting and (ii) 38,914 non-vested common shares subject to performance-based vesting that were earned as of December 31, 2010.  Excludes non-vested common share options.

Patrick Carroll	Without Cause or With Good Reason ($)	Without Cause or With Good Reason, in either case within six months of a Change in Control ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment (1)	750,000	750,000	375,000	—
Bonus portion of severance payment (2)	457,117	457,117	—	—
Welfare benefits (3)	42,204	42,204	—	—
Group health care benefits (3)	—	—	40,090	—
Value of accelerated equity awards (4)	553,749	553,749	553,749	—
Total Payments and Benefits	1,803,070	1,803,070	968,839	—
____________
(1)           Base salary portion of severance payment equals two times the base salary, which is currently, and at December 31, 2010 was, $375,000.
(2)           Bonus portion of severance payment equals two times the average of the last two annual cash incentive awards, which were (x) $187,500 paid in 2010 and (y) $269,617 awarded on December 31, 2010 and paid in 2011.  Excludes any pro rata bonus.
(3)           Based on annualized December 2010 premiums.
(4)           Based on the closing price of our common shares on the NYSE on December 31, 2010, of $7.95 per share.  Consists of (i) 45,161 non-vested common shares subject to time-based vesting and (ii) 24,493 non-vested common shares subject to performance-based vesting that were earned as of December 31, 2010.  Excludes non-vested common share options.

E. Robert Roskind	Without Cause or With Good Reason ($)	Without Cause or With Good Reason, in either case within six months of a Change in Control ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment (1)	900,000	900,000	450,000	—
Bonus portion of severance payment (2)	541,798	541,798	—	—
Welfare benefits (3)	29,548	29,548	—	—
Group health care benefits (3)	—	—	27,434	—
Value of accelerated equity awards (4)	674,852	674,852	674,852	—
Total Payments and Benefits	2,146,198	2,146,198	1,152,286	—
___________________
(1)           Base salary portion of severance payment equals two times the base salary, which is currently, and at December 31, 2010 was, $450,000.
(2)           Bonus portion of severance payment equals two times the average of the last two annual cash incentive awards, which were (x) $220,000 paid in 2010 and (y) $321,798 awarded on December 31, 2010 and paid in 2011.  Excludes any pro rata bonus.
(3)           Based on annualized December 2010 premiums.
(4)           Based on the closing price of our common shares on the NYSE on December 31, 2010, of $7.95 per share.  Consists of (i) 61,830 non-vested common shares subject to time-based vesting and (ii) 23,057 non-vested common shares subject to performance-based vesting that were carried as of December 31, 2010.  Excludes non-vested common share options.

Richard J. Rouse	Without Cause or With Good Reason ($)	Without Cause or With Good Reason, in either case within six months of a Change in Control ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment (1)	950,000	950,000	475,000	—
Bonus portion of severance payment (2)	514,617	514,617	—	—
Welfare benefits (3)	29,548	29,548	—	—
Group health care benefits (3)	—	—	27,434	—
Value of accelerated equity awards (4)	593,929	593,929	593,929	—
Total Payments and Benefits	2,088,094	2,088,094	1,096,363	—
______________________
(1)           Base salary portion of severance payment equals two times the base salary, which is currently, and at December 31, 2010 was, $475,000.
(2)           Bonus portion of severance payment equals two times the average of the last two annual cash incentive awards, which were (x) $195,000 paid in 2010 and (y) $319,617 awarded on December 31, 2010 and paid in 2011.  Excludes any pro rata bonus.
(3)           Based on annualized December 2010 premiums.
(4)           Based on the closing price of our common shares on the NYSE on December 31, 2010, of $7.95 per share.  Consists of (i) 50,851 non-vested common shares subject to time-based vesting and (ii) 23,857 non-vested common shares subject to performance-based vesting that were earned as of December 31, 2010.  Excludes non-vested common share options.

Joseph S. Bonventre	Without Cause or With Good Reason ($) (1)	Without Cause or With Good Reason, in either case within six months of a Change in Control ($)	Death or Disability ($) (1)	With Cause or Without Good Reason ($)
Base salary portion of severance payment (2)	235,000	235,000	—	—
Bonus portion of severance payment (3)	133,750	133,750	—	—
Welfare benefits (4)	21,066	21,066	—	—
Group health care benefits (4)	—	—	—	—
Value of accelerated equity awards (5)	293,228	293,228	—	—
Total Payments and Benefits	683,044	683,044	—	—
___________________
(1)           Mr. Bonventre is not entitled to any severance payment under our executive severance policy if he terminates his employment for good reason or if his employment is terminated because of his death or disability.
(2)           Base salary portion of severance payment equals one times the base salary, which at December 31, 2010 was $235,000, but is currently $250,000.
(3)           Bonus portion of severance payment equals one times the average of the last two annual cash incentive awards, which were (x) $117,500 paid in 2010 and (y) $150,000 awarded on December 31, 2010 and paid in 2011.  Excludes any pro rata bonus.
(4)           Based on annualized December 2010 premiums.
(5)           Based on the closing price of our common shares on the NYSE on December 31, 2010, of $7.95 per share.  Consists of (i) 23,784 non-vested common shares subject to time-based vesting and (ii) 13,100 non-vested common shares subject to performance-based vesting that were earned as of December 31, 2010.  Excludes non-vested common share options.

Risks of Compensation Policies and Practices

As part of its oversight of our executive compensation programs, the Compensation Committee considers the impact of our executive compensation programs, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us.

We believe that there may be certain risks with respect to our compensation policies and practices for our executive and senior officers because of the presence of objective measurements and an officer’s desire to achieve certain of these objective measurements, which taken individually, may not be in the best interests of our shareholders.  To mitigate these risks, the Compensation Committee has retained the discretion to adjust the measurements and as a result, any actual payout, in the event of unusual or unanticipated events.  As a result, we do not believe that these risks are reasonably likely to have a material adverse effect on us.

We also believe that there may be risks involved in the potential severance payments under the executive employment agreements, including deterring a change in control of us.  However, we believe that the current terms of the executive employment agreement are more favorable to us than current market practice.  In addition, we believe that the executive employment agreements motivate our executive officers.  As a result, we do not believe that these risks are reasonably likely to have a material adverse effect on us.

Trustee Compensation

None of our officers receive or will receive any compensation for serving as a member of our Board of Trustees or any of its committees.  Our non-employee trustees received the following aggregate amounts of compensation for the year ended December 31, 2010, which includes a $45,000 common share award paid in 2010 for trustee services in 2009.

Name and Principal Position	Fees Earned or paid in cash ($)	Share Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Clifford Broser	62,500	82,500	—	—	—	—	145,000

James Grosfeld	62,500	82,500	—	—	—	—	145,000

Harold First	73,438	89,062	—	—	—	—	162,500

Richard S. Frary	62,500	82,500	—	—	—	—	145,000

Kevin W. Lynch	25,000	120,000	—	—	—	—	145,000

In May 2010, the structure of non-employee trustee compensation was modified from an annual retainer coupled with a per meeting fee to a simple annual retainer of $100,000 for each non-employee trustee with the exception of a $117,500 annual retainer for the Chairperson of the Audit Committee.  The retainer is paid quarterly in arrears and, to the extent common shares are available under the then current equity-based award plan, at least 50% of the quarterly amount must be taken in common shares based on the average closing price over the applicable quarter.

In addition, non-employee trustees receive reimbursement of their out-of-pocket travel costs to attend meetings.

Any initial equity award for a newly appointed or elected trustee will be decided by the Compensation Committee on a case-by-case basis.

PROPOSAL NO. 2
THE LEXINGTON REALTY TRUST 2011 EQUITY-BASED AWARD PLAN

The Board of Trustees adopted the Lexington Realty Trust 2011 Equity-Based Award Plan, which we refer to as the 2011 Plan, on March 28, 2011.  The 2011 Plan is subject to approval at this Annual Meeting.  Below is a summary of the principal provisions of the 2011 Plan and its operation.  A copy of the 2011 Plan is set forth in full in Annex A to this proxy statement, and the following description of the 2011 Plan is qualified in its entirety by reference to Annex A.  Capitalized terms used in this Proposal No. 2 that are not otherwise defined in this Proposal No. 2, are defined in Annex A.

Background

Subject to Shareholder approval, the Board of Trustees has adopted the 2011 Plan and is proposing that the 2011 Plan be approved by the Shareholders at the Annual Meeting to enable us to design appropriate awards and incentives.  The amount and nature of the proposed awards under the 2011 Plan have not yet been determined, although the 2011 Plan permits grants of Share Options, Share Appreciation Rights, Restricted Shares or Restricted Share Units, unrestricted Shares, performance and cash settlement awards and Dividend Equivalent Rights.

The Board of Trustees believes that the 2011 Plan is an important factor in attracting, retaining and motivating employees, consultants, and trustees of us and our affiliates.  The Board of Trustees believes that we need the flexibility to have an increased reserve of common shares available for future equity-based awards.

The 2011 Plan will reserve 14,700,000 common shares for future awards to employees, consultants, agents and trustees.  The Board of Trustees recognizes the need for this future reserve because, as of December 31, 2010, only 20,158 common shares remained available for awards, in the aggregate, under our 2007 Equity-Based Award Plan.  Shareholder approval of the 2011 Plan will enable us to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Code.  Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers.

If the 2011 Plan is approved by the Shareholders, the Board of Trustees intends to cause the common shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at our expense.  In addition, the common shares that remain available for issuance under the 2007 Equity-Based Award Plan will, as explained below, become part of the Shares reserved for issuance under the 2011 Plan and no additional grants will be made under that plan, effective as of the approval of the 2011 Plan.

Summary of 2011 Plan

Purpose.  The purpose of the Plan is to attract, retain and motivate select Eligible Persons, and to provide incentives and rewards for superior performance.

Shares Subject to the Plan.  The Plan provides that no more than 14,700,000 common shares may be issued pursuant to Awards under the Plan.  These Shares shall be authorized but unissued Shares, or Shares that we otherwise hold in trust.  The number of Shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.  Common shares that are subject to any Award that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the Shares that are subject to the Award will again be available for subsequent Awards.

Administration. Either our Board of Trustees or a committee appointed by our Board of Trustees will administer the Plan.  Our Board of Trustees and any committee exercising discretion under the Plan from time to time are referred to herein as the “Committee.”  It is expected that the compensation committee of our Board of Trustees will act as the Committee for purposes of the Plan.  Our Board of Trustees may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee.  To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act of 1934 (or other officers whom we have specifically authorized to make Awards).  With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more trustees who satisfy the independence requirements of that Code section.  The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of common shares, units or dollars to be covered by each Award, and the terms and conditions of Awards.  The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the terms of the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan.  Within the limits of the Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The Plan provides that we and our affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan.  The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility.  The Committee may grant Options that are intended to qualify as Incentive Stock Options, or ISOs, only to employees, and may grant all other Awards to Eligible Persons.  The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.  The Plan provides that, during each year of the Plan, no Participant may receive Options and SARs under the Plan that relate to more than twenty percent (20%) of the total number of Shares reserved for Awards under the Plan as of the Effective Date.

Types of Awards.

Options.  Options granted under the Plan provide Participants with the right to purchase common shares at a predetermined exercise price.  The Committee may grant Options that are intended to qualify as ISOs or Options that are not intended to so qualify, referred to herein as Non-ISOs.  The Plan also provides that ISO treatment may not be available for Options that become first exercisable in any calendar year to the extent the value of the underlying Shares that are the subject of the Option exceed $100,000 (based upon the fair market value of the common shares on the Option Grant Date).

Share Appreciation Rights (SARs).  A Share Appreciation Right generally permits a Participant who receives it to receive, upon exercise, cash and/or common shares equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the common shares with respect to which the SAR is being exercised, over the exercise price of the SAR for such Shares by (b) the number of Shares with respect to which the SARs are being exercised.  The Committee may grant SARs in tandem with Options or independently of them.  SARs that are independent of Options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs.  The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the common shares subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of our Shares).

Exercise of Options and SARs.  To the extent exercisable in accordance with the agreement granting them, an Option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service.  With respect to Options, the Committee has the discretion to accept payment of the exercise price in any of several forms (or combination of them), including:  cash or check in U.S. dollars, certain common shares, and a program the Committee approves whereby a Company-approved broker or dealer sells purchased Shares and remits to us sufficient funds to cover the exercise price and minimum withholding taxes.  The term over which Participants may exercise Options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the date of grant, own stock representing more than 10% of the combined voting power of all classes of our Shares).

Subject to the terms of the agreement evidencing an Option grant, Options and SARs may be exercised during the six-month period after the Optionee retires, during the six-month period after the Optionee’s termination of service due to death or permanent Disability, and during the 90-day period after the Optionee’s termination of employment without cause (but in no case later than the termination date of the Option). The agreements evidencing the grant of an Option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such Option upon a termination or change in status of the employment or service of the Option holder.  All SARs may be settled in cash or common shares and shall be counted against the number of Shares available for award under the Plan only to the extent Shares are issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, and Unrestricted Shares.  Under the Plan, the Committee may grant Restricted Shares that are forfeitable until certain vesting requirements are met, may grant Restricted Share Units which represent the right to receive common shares after certain vesting requirements are met, and may grant unrestricted Shares as to which the Participant’s interest is immediately vested.  For restricted Awards, the Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested.

Performance Awards.  The Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations.  In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, us or any affiliate.  Performance Awards are payable in common shares, cash or some combination of the two; subject to an individual Participant limit of, during any Performance Period, no more than ten percent (20%) of the total number of Shares reserved for Awards under the Plan as of the first day of such three-year period (or, for Performance Units to be settled in cash, the equivalent Fair Market Value of those twenty percent of such common shares).  The Committee decides the length of Performance Periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the Plan requires that the Committee specify in writing the Performance Period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more Performance Measures.  Once established for a Performance Period, the Performance Measures and Performance Formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the Plan, the Committee will select the Performance Measures for Performance Compensation Awards.  Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Dividend Equivalent Rights (DERs).  The Committee may grant DERs to any Eligible Person, and may do either pursuant to an Agreement that is independent of any other Award, or through a provision in another Award (other than an Option or SAR) that DERs attach to the Shares underlying the Award.  For example, and without limitation, the Committee may grant a DER in respect of each Share subject to a Restricted Share Award, RSU Award, or Performance Share Award.  Each DER represents the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the DER as determined by the Committee.  Unless otherwise determined by the Committee, a DER shall expire upon termination of the Participant’s Continuous Service, provided that a DER that is granted as part of another Award shall expire only when the Award is settled or otherwise forfeited.

DERs will be paid out (i) on the record date for dividends if the Award occurs on a stand-alone basis and (ii) on the vesting or later settlement date of another Award if the DER is granted as part of it, unless otherwise provided in an Agreement.  With respect to DERs, payment of all amounts will be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Agreement for cash settlement of all or part of the DERs.  The Committee may impose such other terms and conditions on the grant of a DER as it deems appropriate in its discretion as reflected by the terms of the Agreement.  The Committee may establish a program under which DERs may be granted in conjunction with other Awards.

Forfeiture.  Unless otherwise provided in an agreement granting an Award, we have the following recourse against a Participant with respect to Awards that are granted, vested, or settled during certain periods affected by a Participant’s fraud or misconduct, or a financial restatement: we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or Recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award.  All Awards are subject to any Recoupment that is required under applicable law.

Income Tax Withholding.  As a condition for the issuance of Shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign Withholding Tax obligations that may arise in connection with the award or the issuance of Shares.

Transferability.  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by us.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced.  In any case, such substitution of securities will not require the consent of any person who is granted Options pursuant to the Plan.

In addition, in the event of a Change in Control (as defined in the Plan but subject to the terms of any Award agreements or any employment or other similar agreement between us or any of our affiliates and a Participant then in effect), each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the successor corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of our shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions: (a) accelerate the vesting of Awards for any period so that Awards shall vest (and, to the extent applicable, become exercisable) as to the common shares that otherwise would have been unvested and provide that our repurchase rights with respect to common shares issued pursuant to an Award shall lapse as to the common shares subject to such repurchase right; (b) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (c) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any common shares shall lapse in full.  The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to our shareholders of securities of any other entity or other assets (other than dividends payable in cash or our Shares) without receipt of consideration by us, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.  Finally, if we dissolve or liquidate, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of our Board of Trustees to exercise any discretion that the Board of Trustees may exercise in the case of a Change in Control.

Term of the Plan; Amendments or Termination.  The term of the Plan is ten years from the earlier of March 28, 2011, the date on which it was approved by our Board of Trustees or the Effective Date.  Our Board of Trustees may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted.  Furthermore, neither us nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.  In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences.  The following is a brief summary of certain tax consequences of certain transactions under the Plan.  This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences.  Under the Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)).  For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs.  A Participant will not recognize income at the time a Non-ISO is granted.  At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the Fair Market Value of the common shares issued to the Participant on the exercise date, over (b) the exercise price paid for the Shares.  At the time of sale of Shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the Shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

ISOs.  A Participant will not recognize income upon the grant of an ISO.  There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the Shares at the time of exercise exceeds the Option exercise price is a tax preference item possibly giving rise to an alternative minimum tax).  If the common shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the Shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss.  If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the Fair Market Value of the Shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.  A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR.  Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or common shares that the Participant receives.

Restricted Shares, Restricted Share Units, Performance Awards, and DERs.  In general, a Participant will not recognize income at the time of grant of Restricted Shares, Restricted Share Units, Performance Awards, or DERs, unless the Participant elects with respect to Restricted Shares or Restricted Share Units to accelerate income taxation to the date of the Award.  In this event, a Participant would recognize ordinary income equal to the excess of the market value of the Restricted Shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).  In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or common shares that the Participant receives when the Award vests.  Similar tax consequences apply to Performance Awards and DERs.

Unrestricted Shares.  A Participant will recognize income at the time of grant of Unrestricted Shares, in an amount equal to the excess of the market value of the Unrestricted Shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions.  Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a Change in Control of us might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction.  Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.  The Plan provides that Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that we will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.  Nevertheless, the Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations.  The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of Options under the Plan and the disposition of Shares issued thereunder in existence as of the date of this Proxy Statement.  Special rules may apply to our officers, trustees or greater than ten percent shareholders.  Participants in the Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying Shares.

New Plan Benefits.  The Committee will grant Awards under the Plan at its discretion.  Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Plan, other than to note that the Committee has not granted Awards that are contingent upon the approval of the Plan.  Information about grants made in 2010 under the 2007 Equity-Based Award Plan to our Named Executive Officers can be found in the table under “Compensation of Executive Officers—Grants of Plan Based Awards,” above.

Required Vote and Recommendation

The approval of the 2011 Equity-Based Award Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that the total votes cast on the proposal represents at least 50% in interest of all securities entitled to vote thereon.

The Board of Trustees recommends that Shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we seek a non-binding, advisory vote from our shareholders to approve the compensation awarded to our named executive officers as disclosed in this proxy statement.  Although the advisory vote is non-binding, the Board of Trustees and the Compensation Committee will review the results of the vote and will consider our shareholders’ views and take them into account in future determinations concerning our executive compensation programs.  A proposal in the form of the following resolution will be submitted for a non-binding, advisory vote at the Annual Meeting:

“RESOLVED, that the shareholders approve, on a non-binding, advisory basis, the compensation of the named executive officers set forth in the 2011 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis and accompanying compensation tables and related information).

Required Vote and Recommendation

Advisory approval of executive compensation requires a majority of the votes cast on the proposal at the Annual Meeting.  Although the vote on this Proposal No. 3 is a non-binding, advisory vote, the Board of Trustees will carefully consider the voting results.

The Board of Trustees recommends that Shareholders vote FOR Proposal No. 3.

PROPOSAL NO. 4
ADVISORY RECOMMENDATION ON THE FREQUENCY OF FUTURE VOTES
ON EXECUTIVE COMPENSATION

In addition to requesting the non-binding, advisory vote on executive compensation, the Dodd-Frank Act also requires that once every six years we seek shareholder approval of how often we seek non-binding, advisory votes on executive compensation.  The Dodd-Frank Act requires that we present every one, two or three years, or abstain as alternatives for shareholders.

The Board has determined that an advisory vote on executive compensation every year is preferable primarily because the benefits of receiving input from shareholders outweighs the costs of including the vote in a proxy statement.

Required Vote and Recommendation

The alternative that receives a majority of the votes cast at the Annual Meeting will be the option approved and recommended by the Shareholders.  In the event that no alternative receives a majority, the alternative that receives the most votes will be deemed recommended by the shareholders.  Although the vote on this Proposal No. 4 is a non-binding advisory vote, the Board of Trustees will carefully consider the voting results.

The Board of Trustees recommends that Shareholders vote FOR 1 Year with respect to Proposal No. 4.

PROPOSAL NO. 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees will make a decision with respect to the engagement of an independent registered public accounting firm for the year ending December 31, 2011 at a meeting of the Audit Committee expected to take place during our second fiscal quarter.  KPMG LLP and its predecessors have been our independent registered public accounting firm since 1993.

Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of KPMG LLP for ratification as a matter of good corporate governance practice.  Even if the selection is ratified, the Audit Committee in its discretion may appoint an alternative independent registered public accounting firm if it deems such action appropriate.  If the Audit Committee’s selection is not ratified by the shareholders, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

KPMG LLP was engaged to perform the annual audit of our consolidated financial statements for the calendar year ended December 31, 2010.  There are no affiliations between us and KPMG LLP’s partners, associates or employees, other than as pertaining to KPMG LLP’s engagement as our independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for each of 2010 and 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009
Audit fees (accrual basis)	$1,070,408	$991,572
Audit-related fees (1)	227,735	332,300
Total audit and audit related fees	1,298,143	1,323,872
Tax fees (cash basis) (2)	120,000	145,000
All other fees	--	1,633	(3)
Total fees	$1,418,143	$1,470,505
__________________
(1)           2010 and 2009 audit-related fees include services rendered relating to review of registration statements, issuance of consent and comfort letters and the audit of a joint venture.  Cash basis for 2009.
(2)           Tax fees during 2010 and 2009 consisted of fees for tax compliance and preparation services for us.
(3)           Relates to a licensing fee paid by us to KPMG LLP for accounting research software.

The Audit Committee has determined that the non-audit services provided by the independent registered public accounting firm are compatible with maintaining the accounting firm’s independence.  The percentage of services set forth above in the categories “Audit-related fees,” “Tax fees” and “All other fees” that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of the Exchange Act (relating to the approval of non-audit services after the fact but before completion of the audit) was 0%.

The Audit Committee of the Board of Trustees must pre-approve the audit and non-audit services performed by our independent registered public accounting firm, and has adopted appropriate policies in this regard.  With regard to fees, annually, the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year.  Upon the Audit Committee’s acceptance of and agreement to the engagement letter, the services within the scope of the proposed audit services are deemed pre-approved pursuant to this policy.  The Audit Committee must pre-approve any change in the scope of the audit services to be performed by the independent registered public accounting firm and any change in fees relating to any such change.  Specific audit-related services and tax services are pre-approved by the Audit Committee, subject to limitation on the dollar amount of such fees, which dollar amount is established annually by the Audit Committee.  Services not specifically identified and described within the categories of audit services, audit-related services and tax services must be expressly pre-approved by the Audit Committee prior to us engaging any such services, regardless of the amount of the fees involved.  The Chairperson of the Audit Committee is delegated the authority to grant such pre-approvals.  The decisions of the Chairperson to pre-approve any such activity shall be presented to the Audit Committee at its next scheduled meeting.  In accordance with the foregoing, the retention by management of our independent registered public accounting firm for tax consulting services for specific projects is pre-approved, provided, that the cost of any such retention does not exceed $20,000 and the annual cost of all such retentions does not exceed $50,000.  The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

Required Vote and Recommendation

Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

The Board of Trustees recommends that Shareholders vote FOR Proposal No. 5.

PROPOSAL NO. 6
OTHER MATTERS

The Board of Trustees is not aware of any business to come before the Annual Meeting other than (1) the election of trustees, (2) the approval of the Lexington Realty Trust 2011 Equity-Based Award Plan, (3) the non-binding, advisory approval of executive compensation, (4) the advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation, and (5) the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  However, if any other matters should properly come before the Annual Meeting, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form or as authorized via the Internet or telephone will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

Annex A

LEXINGTON REALTY TRUST

2011 EQUITY-BASED AWARD PLAN

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Plan Document

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1.             Introduction.

(a)              Purpose.  By resolution of its Board of Trustees approved on March 28, 2011, Lexington Realty Trust (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Lexington Realty Trust 2011 Equity-Based Award Plan” (the “Plan”), for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.  This Plan is intended to serve as the sole source for all future equity-based awards to those eligible for Plan participation.

(b)              Effective Date.  This Plan shall become effective on the date (the “Effective Date”) upon which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

(c)              Definitions.  Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(d)              Effect on Other Plans, Awards, and Arrangements.  This Plan is not intended to affect and shall not affect any share options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.  Notwithstanding the foregoing, effective upon shareholder approval of this Plan, no further awards of any kind shall occur under the Lexington Realty Trust 2007 Equity-Based Award Plan, and any Shares that are currently reserved for awards under such plan (as well as any Shares that in the future would have become available for awards under that plan) shall be deemed to be included in the reserve of Shares that are authorized and available for issuance pursuant to this Plan.

2.             Types of Awards.  The Plan permits, but does not require, the granting of the following types of Awards according to the Sections of the Plan listed below:

Section 5	Share Options
Section 6	Share Appreciation Rights (“SARs”)
Section 7	Restricted Shares, Restricted Share Units (“RSUs”), and Unrestricted Shares
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

3.             Shares Available for Awards.

(a)              Generally. Subject to Section 13 below, a total of 14,700,000 Shares shall be available for issuance under the Plan.  The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b)              Replenishment; Counting of Shares.  Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to the Award’s forfeiture, cancellation, expiration, or net settlement through the issuance of Shares).  Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity.  On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall increase the number of Shares available for future issuance under the Plan but not in excess of the maximum number of Shares available for delivery under the Plan.  Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards.  The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

4.             Eligibility.

(a)              General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to matters discussed is Section 9 below, the specific objectives, goals and performance criteria that further define the Performance Award.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person.  A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b)              Documentation of Award.  Each Award shall be evidenced by an Award Agreement signed by the Company and by the Participant.  The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 15, 24 and 25 unless otherwise specifically provided in an Award Agreement.

(c)              Option and SAR Limits per Person.  During each year of the Plan, no Participant may receive Options and/or SARs that relate to more than 20% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13 below.

(d)              Reserved.

5.	Share Options.

(a)              Grants.  Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)         the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)         no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b)           Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs; provided that ISOs may not be awarded unless the Plan receives shareholder approval within twelve (12) months after its Effective Date, and ISOs may not be granted more than ten (10) years after Board approval of the Plan.

(i)         Eligibility.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)         Documentation.  Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422 or the provisions of this Section 5(b).  In the case of an ISO, the Committee shall determine on the Grant Date the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)         $100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs.  For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date.  In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)         Grants to 10% Holders.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date.  In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)         Substitution of Options.  In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)         Notice of Disqualifying Dispositions.  By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised.  Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c)             Method of Exercise.  Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement.  Exercise shall occur by delivery of both written notice of exercise to a designated employee of the Company, and payment of the full exercise price for the Shares being purchased.  The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)           cash or check payable to the Company (in U.S. dollars);

(ii)           other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option for at least six (6) months prior to the date of exercise, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, and (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant);

(iii)           a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option (so long as it does not result in an additional accounting charge for the Company);

(iv)           except to the extent prohibited by the Sarbanes-Oxley Act of 2002, a program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s Company-approved broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all Withholding Tax by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v)           any combination of the foregoing methods of payment.

The Company shall not deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Trustee or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)             Exercise of an Unvested Option.  Unvested Options shall not be exercisable by the Participant.

(e)             Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement or employment-related agreements the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement, employment-related agreements or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement or an employment-related agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	Within six (6) months after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant.	Within six (6) months (three (3) in the case of ISOs) after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within ninety (90) days thereafter.	Within six (6) months after termination of the Participant’s Continuous Service.
(V) Any other reason.	Within ninety (90) days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Company-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends.  Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

6.	SARs.

(a)              Grants.  The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)         the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date (unless the Award replaces a previously issued Option or SAR);

(ii)         no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)         each SAR shall, except to the extent a SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service, with “SAR” being substituted for “Option.”

(b)           Settlement.  Subject to the Plan’s terms, a SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement.  Notwithstanding the foregoing, a SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement.  If, on the date on which a SAR or portion thereof is to expire, the Fair Market Value of the underlying Shares exceeds their aggregate exercise price of such SAR, then the SAR shall be deemed exercised and the Participant shall within ten days thereafter receive the Shares that would have been issued on such date if the Participant had affirmatively exercised the SAR on that date.

(c)           SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option.  A SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above.  Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d)           Effect on Available Shares.  All SARs that may be settled in Shares shall be counted in full against the number of Shares available for awards under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.

7.	Restricted Shares, RSUs, and Unrestricted Share Awards.

(a)           Grant.  The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.  The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award.  Such restrictions may include, without limitation, restrictions concerning dividend and voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration.  In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)           Vesting and Forfeiture.  The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable.  Except as set forth in the applicable Award Agreement, employment-related agreements or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c)           Account for Restricted Shares.  Unless otherwise provided in an Award Agreement, the Company shall hold Restricted Shares in a book-entry restricted account until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d)           Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares.  A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs.  The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award.  The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs that are thereafter replaced by the Restricted Shares.

(e)           Reserved.

(f)           Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes.  No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8.	Reserved.

9.	Performance and Cash-Settled Awards.

(a)           Performance Units.  Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person and Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs or RSUs, but (ii) are settled only in cash.  All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b)           Performance Compensation Awards.  Subject to the limitations set forth herein, the Committee may, at the time of grant of a Performance Award, designate it as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, “qualified performance-based compensation” under Code Section 162(m), and has terms and conditions designed to qualify as such.  With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below).  Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant.

(c)           Limitations on Awards.  The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed twenty percent (20%) of the total number of Shares reserved under Section 3 above for Awards (or, for Performance Units to be settled in cash, the equivalent Fair Market Value as of the Effective Date of those twenty percent of such Shares).

(d)           Definitions.

(i)           “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s).  Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)           “Performance Measure” means a performance measure selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index).  Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.  Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)           “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)           Reserved.

10.           Dividend Equivalent Rights.  The Committee may grant Dividend Equivalent Rights to any Eligible Person, and may do either pursuant to an Award Agreement that is independent of any other Award (other than an Option or SAR), or through a provision in another Award that Dividend Equivalent Rights attach to the Shares underlying the Award.  For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to a Restricted Share Award, Restricted Share Unit Award, or Performance Share Award.

(a)           Nature of Right.  Each Dividend Equivalent Right shall represent the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the Dividend Equivalent Right (as determined by the Committee).  Unless otherwise determined by the Committee, a Dividend Equivalent Right shall expire upon termination of the Participant’s Continuous Service, provided that a Dividend Equivalent Right that is granted as part of another Award shall have a term and an expiration date that coincide with those of the related Award.

(b)           Settlement.  Unless otherwise provided in an Award Agreement, Dividend Equivalent Rights shall be paid out on the (i) on the record date for dividends if the Award occurs on a stand-alone basis, and (ii) vesting or later settlement date for another Award if the Dividend Equivalent Right is granted as part of it.  Payment of all amounts determined in accordance with this Section shall be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Award Agreement for cash settlement of all or part of the Dividend Equivalent Rights.  Only the Shares actually issued pursuant to Dividend Equivalent Rights shall count against the limits set forth in Section 3 above.

(c)           Other Terms.  The Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Award Agreement. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Awards.

11.           Taxes; Withholding.

(a)           General Rule.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company or any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes.  The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to a Participant’s prior or coincident satisfaction of all required Withholding Taxes.  Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate may satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)         first from withholding any cash otherwise payable to the Participant pursuant to the Award;

(ii)         then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value (as of the date of withholding) equal to the Withholding Taxes; and

(iii)         finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes shall not be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid by the Participant in an amount equal to the amount by which the Withholding Taxes exceed the Fair Market Value of such Shares.

(b)           U.S. Code Section 409A.   To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c)           Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due.  Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

12.           Non-Transferability of Awards.

(a)           General.  Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a death Beneficiary by a Participant will not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b)              Limited Transferability Rights. The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c)              Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13.	Change in Capital Structure; Change in Control; Etc.

(a)              Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in organization form, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced.  In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan.  Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)              Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)              Change in Control.  In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction.  Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)           accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)           arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of all or some outstanding Awards (based on the Fair Market Value, as of the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee, and with the Committee having full discretion to cancel either all Awards or  only select Awards (such as only those that have vested on or before the Change in Control);

(iii)           terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised, settled, or cancelled prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; and/or

(iv)           make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms set forth above.

Notwithstanding the above and unless otherwise provided in an Award Agreement or in any employment-related agreement between the Company or any Affiliate and the Participant, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section above shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares underlying the Award shall lapse in full.  The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s Involuntary Termination.

14.           Reserved.

15.           Recoupment of Awards.  Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the termination of any outstanding, unexercised, unexpired Awards (“Termination”), or rescission of any exercise, payment or delivery pursuant to the Award (“Rescission”), or the recapture of any Shares (“Recapture”), if and to the extent—

(a)              the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b)              in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c)              a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee shall, to the extent practicable and allowable or required under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.  Notwithstanding any other provision of the Plan, all Awards shall be subject to Reimbursement, Termination, Rescission, and/or Recapture to the extent required by Applicable Law, including but not limited to Section 10D of the Exchange Act.

16.           Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17.           Administration of the Plan.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter.  The Committee shall hold meetings at such times and places as it may determine and may prescribe, amend, and rescind such rules and regulations, and procedures for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a)              Committee Composition.  The Board shall appoint the members of the Committee.  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b)              Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)             to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)            to determine, from time to time, the Fair Market Value of Shares;

(iii)           to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)           to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)            to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)           to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)           to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g. confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);

(viii)            in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(ix)           to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Trustees or Employees.

(d)              Local Law Adjustments and Sub-plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries.  The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(c)              Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)              Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive.   The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)              No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Trustee, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan.  The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(f)              Expenses.  The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

18.           Time of Granting Awards.  The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

19.           Modification of Awards and Substitution of Options.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award.  However, except in connection with a Change in Control or as approved by the Company’s shareholders for any period during which it is subject to the reporting requirements of the Exchange Act, the Committee may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, or granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of applicable federal securities laws.  Notwithstanding the foregoing in this Section 19, and except as provided in Section 15, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent to the modification, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

20.           Plan Amendment and Termination.  The Committee may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the shareholders of the Company.  A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment.  Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

21.           Term of Plan.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after the earlier of Board approval of the Plan and its Effective Date as determined under Section 1(b) above.  No Awards shall be made under the Plan after its termination.

22.           Governing Law.  The terms of this Plan shall be governed by the laws of the State of Maryland, within the United States of America, without regard to the State’s conflict of laws rules.

23.	Laws and Regulations.

(a)              General Rules.   This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law.  In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b)              Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

(c)              Severability; Blue Pencil.  In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.  If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

24.           No Shareholder Rights.  Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share (by certificate or book-entry) to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law.  Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs.  No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

25.           No Employment Rights.  The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

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Appendix I: Definitions

___________________

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made, in writing or by an electronic medium, pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a RSU, an Unrestricted Share, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Trustees of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause.  The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

Change in Control” means any of the following:

(i)           Acquisition of Controlling Interest.  Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.  In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be Change of Control, as reasonably determined by the Board.

(ii)           Change in Board Control.  During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board.  A new Trustee shall be considered an “approved replacement” Trustee if his or her election (or nomination for election) was approved by a vote of at least a majority of the Trustees then still in office who either were Trustees at the beginning of the period or were themselves approved replacement Trustees, but in either case excluding any Trustee whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(iii)           Merger.  The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(iv)           Sale of Assets.  The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

(v)           Liquidation or Dissolution.  The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Trustees of the Company who are “outside directors” within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting solely of two or more Trustees who are disinterested within the meaning of Rule 16b-3.

“Company” means Lexington Realty Trust, a Maryland real estate investment trust; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Share” means a share of beneficial interest, $.0001 par value per share, of the Company classified as “common stock.”  In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Trustee), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Trustee, or Consultant.  Continuous Service shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Trustee to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates.  Changes in status between service as an Employee, Trustee, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Disabled” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Disabled” means (i) for an ISO, that the Participant is disabled within the meaning of Code section 22(e)(3), and (ii) for other Awards, a condition under which that the Participant –

(i)           is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii)           is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Effective Date” means the date on which the Company’s shareholders approve the Plan.

“Eligible Person” means any Consultant, Trustees, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct.  The payment by the Company of a director’s fee to a Trustee shall not be sufficient to constitute “employment” of such Trustee by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the day before (or, with respect to a Grant Date, the day of) Determination Date, or, if shares were not traded on such day, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day before the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the day before the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 18 of the Plan.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:

(i)           termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or

(ii)           voluntary resignation by the Participant through the following actions: (1) the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant’s consent, listed in clauses (A) through (C), below within thirty (30) days of the initial existence of such event; (2) the Company fails to cure such event within thirty (30) days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the ninety (90) day period immediately following such event. The events include: (A) a material reduction in the Participant’s authority, duties, and responsibilities, provided that a mere change in the Participant’s title shall not trigger an Involuntary Termination, (B) the Participant being required to relocate his place of employment, other than a relocation within fifty (50) miles of the Participant’s principal work site at the time of the Change in Control, or (C) a material reduction in the Participant’s Base Salary other than any such reduction consistent with a general reduction of pay for similarly-situated Participants.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option Proceeds” shall mean the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such Option exercise (currently, equal to the amount upon which the Participant's withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares

“Option” means a right to purchase Shares at a price and on terms and conditions determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Lexington Realty Trust 2011 Equity-Based Award Plan.

“Recapture”, “Rescission”, “Reimbursement” have the meanings set forth in Section 15 of the Plan.

“Recoupment” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Trustee, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Company Share awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Termination” has the meaning set forth in Section 15 of the Plan.

“Trustee” means a member of the Board, or a member of the board of directors of an Affiliate.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone proxy authorization.
Both are available 24 hours a day, 7 days a week.

Internet and telephone proxy authorization is available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET
http://www.proxyvoting.com/lxp
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the web site.
Lexington Realty Trust	OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call.

If you authorize your proxy to vote by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone proxy authorization authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
96893	96895	FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH NOMINEE, “FOR” A FREQUENCY OF “1 YEAR” AND “FOR” EACH OF THE OTHER PROPOSALS.	Please mark your votes as indicated in this example	☒

The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Trustees recommends a vote “FOR” each nominee, “FOR” a frequency of “1 YEAR” and “FOR” each of the other proposals.

ITEM 1. ELECTION OF TRUSTEES
Nominees: 01 E. Robert Roskind 02 T. Wilson Eglin 03 Clifford Broser	FOR ALL (except as indicated to the contrary below)	WITHHOLD FOR ALL	*EXCEPTIONS	ITEM 3.	A RESOLUTION TO APPROVE, ON A NONBINDING, ADVISORY BASIS, EXECUTIVE COMPENSATION OF CERTAIN OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT.		FOR ☐	AGAINST ☐	ABSTAIN ☐
04 Harold First 05 Richard S. Frary 06 James Grosfeld 07 Kevin W. Lynch	☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)				ITEM 4.	TO RECOMMEND, ON A NON-BINDING, ADVISORY BASIS, THE FREQUENCY OF FUTURE NON-BINDING, ADVISORY VOTES ON EXECUTIVE COMPENSATION.	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐
*Exceptions
ITEM 2.	APPROVAL OF THE LEXINGTON REALTY TRUST 2011 EQUITY-BASED AWARD PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐	ITEM 5.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.	FOR ☐	AGAINST ☐	ABSTAIN ☐

					ITEM 6.	TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2011 ANNUAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
							Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Lexington Realty Trust account online.

Access your Lexington Realty Trust account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Lexington Realty Trust , now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form

Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at:
http://www.proxyvoting.com/lxp

FOLD AND DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
LEXINGTON REALTY TRUST

The undersigned shareholder of Lexington Realty Trust, a Maryland real estate investment trust, hereby appoints Joseph S. Bonventre and Paul R. Wood, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to attend, represent and vote, as provided on the other side, all the shares of Lexington Realty Trust which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2011 Annual Meeting of Shareholders of Lexington Realty Trust to be held at the New York offices of Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022 at 10:00 a.m. Eastern time on Tuesday, May 17, 2011, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 17, 2011 – This Proxy Statement and the Annual Report to Shareholders are available at http://www.proxyvoting.com/lxp.

Address Change/Comments (Mark the corresponding box on the reverse side)
BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	WO#	Fulfillment#
	96893	96895